Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.05

IAE PROPRIETARY INFORMATION

FLEET HOUR AGREEMENT

between

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.

and

IAE INTERNATIONAL AERO ENGINES AG

IAE PROPRIETARY INFORMATION

Table of Contents

1.	Definitions	3
2.	FHA Services	7
3.	Period of Cover	7
4.	Shop Visit Coverage	8
5.	Lease Engine Support	9
6.	Transportation	10
7.	General Fleet Hour Agreement Services	10
8.	Excess Work	10
9.	Obligations of Vuela	12
10.	FHA Rates and Payment	14
11.	Escalation Protection	18
12.	Warranties	18
13.	Delays	19
14.	Duplicate Benefits	19
15.	Intellectual Property	20
16.	Amendment	21
17.	Assignment	21
18.	Exhibits	21
19.	Headings	21
20.	Notices	21
21.	Exclusion of Other Provisions and Previous Understandings	21
22.	Termination, Expiration and Events of Default	22
23.	Negation of Waiver	23
24.	Severability And Partial Invalidity	23
25.	Governing Law	23
26.	Limitation of Liability	24
27.	Publicity	24
28.	Confidentiality	24
29.	Records and Audit	24

Exhibit A Eligible Engine List		26

Exhibit B IAE FHA Escalation Formula		27

Exhibit C Accessories		28

Exhibit D Powerplant – Description		30

Exhibit E Addresses		33

Exhibit F IAE Engine Monitoring Services		36

Exhibit G Excess Work Labor and Fee Rates		37

Exhibit H FHA Rate Adjustment		38

IAE PROPRIETARY INFORMATION

Fleet Hour Agreement

THIS FLEET HOUR AGREEMENT (the “Agreement”) is made this          day of          June 2007, between

IAE INTERNATIONAL AERO ENGINES AG	A joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called “IAE”).
AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.	A corporation organized and existing under the laws of Mexico with a place of business at Av. Prolongación Reforma # 490 Primer Piso, Colonia Lomas Santa Fe, Delegación Álvaro Obregón, México, Distrito Federal, C.P. 01210 Mexico (hereinafter called “Vuela”).

(IAE and VUELA may be referred to herein collectively as the “Parties”, or individually as a “Party”.)

WHEREAS:

A.	Vuela is acquiring from Airbus ***** new firm A319 aircraft powered by new V2527M-A5 engines and up to *****new option V2500 powered A320 family aircraft, and is purchasing from IAE ***** new V2527M-A5 firm spare engines as well as any additional option V2500-A5 spare engines necessary to support option aircraft acquired by Vuela;

B.	Vuela and IAE have entered a General Terms Agreement, of even date herewith, for the sale of the spare V2527M-A5 engines and the supply of certain support services and parts for V2527M-A5 engines; and

C.	IAE and Vuela now wish to agree upon terms whereby IAE shall arrange for, manage and subcontract certain maintenance of Vuela’s Eligible Engines (as hereinafter defined).

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	Definitions

1.1	“Accessory” or “Accessories” includes those items listed in Exhibit C to this Agreement originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible engines.

1.2	“Airbus” shall mean Airbus Industrie SAS.

1.3	“Aircraft” shall mean all or each of

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

1.3.1	The ***** Airbus A319 Firm Aircraft to be delivered in accordance with the schedule set forth in Exhibit B of the Support Contract, as such delivery schedule may be amended from time to time;

1.3.2	Up to ***** new V2500-A5 powered Airbus A320 family aircraft which Vuela may acquire in addition to the Aircraft identified in Clauses 1.3.1 above.

1.4	“Aircraft Maintenance Manual” or “AMM” means the aircraft maintenance manual published by Airbus for the Aircraft.

1.5	“Airworthiness Directive” shall mean any applicable airworthiness directive issued by the Aviation Authority based on certification rules current as of the date of this Agreement.

1.6	“Aviation Authority” shall mean the United States Federal Aviation Administration.

1.7	“Beyond Economic Repair” shall mean wear, tear or damage to an item of Eligible Engine that is beyond economic repair.

1.8	“BFE Item” shall mean those buyer furnished equipment items listed as such in Exhibit D of this Agreement.

1.9	“Business Day(s)” shall mean a Day other than a Saturday, Sunday or holiday scheduled by law for commercial banking institutions in the City of New York, New York, United States.

1.10	“Day” means a calendar day.

1.11	“DGAC” shall mean the Dirección General de Aeronáutica Civil of Mexico.

1.12	“EBU Item” shall mean those engine build up items listed as such in Exhibit D to this Agreement originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible Engines.

1.13	“Eligible Engine(s)” shall mean (a) the new Engines operated by Vuela originally installed on the Aircraft, (b) the Spare Engines, and (c) any other Engines mutually agreed by the parties and listed in Exhibit A, in each case so long as such Engine is operated by Vuela. Exhibit A to this Agreement identifies the Eligible Engines as of the date hereof by serial number, and will be updated by the Parties from time to time to identify Eligible Engines by serial number as Vuela takes delivery of the Aircraft and the Spare Engines (or as the parties agree to cover other Engines under this Agreement).

1.14	“Eligible Engine Flight Cycles” shall mean, for each Eligible Engine, the number of times the wheels of an Aircraft on which the Eligible Engine is installed leaves the ground on take-off during regularly scheduled revenue service.

1.15	“Eligible Engine Flight Hours” shall mean, for each Eligible Engine, the sum total of each hour or part thereof (fractions thereof measured to two decimal places) elapsing from the moment the wheels of an Aircraft on which the Eligible Engine is installed leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

1.16	“Eligible Removal” shall mean the necessary removal of an Eligible Engine from an Aircraft during the Period of Cover following all reasonable and appropriate line maintenance actions and troubleshooting in accordance with the AMM and the FHA Manager’s recommendations, where such removal is due to (i) exceedance of AMM limits for continued operation as mutually agreed by Vuela and the FHA Manager to be necessary (such agreement not to be unreasonably withheld); (ii) Life Limited Parts time expiry, provided the last Shop Visit for the Eligible Engine was performed by IAE during the Period of Cover; or (iii) the written recommendation of the FHA Manager.

1.17	“Engine(s)” shall mean the basic IAE V2500-A5 turbofan engine, described in the V2500 Turbofan Engine Model Specifications set forth in Exhibit A of the Support Contract, and which excludes Accessories, EBU Items and QEC Items.

1.18	“Engine Manual” shall mean the IAE document which sets forth the requirements for Engine off-wing repair.

1.19	“Excess Work” shall mean work undertaken by the Maintenance Center during a Shop Visit pursuant to this Agreement that is not covered by the FHA Rates, as further described in Clause 0 of this Agreement.

1.20	“Failure” shall mean the breakage or malfunction of a Part (or Parts) rendering the Engine unserviceable and incapable of continued operation without corrective action which is not as a result of misuse, neglect, accident, maintenance error, or improper maintenance activities by any party other than IAE or the Maintenance Center.

1.21	“FHA” shall mean this Fleet Hour Agreement.

1.22	“FHA Manager” shall mean the manager provided by IAE for the support of the operation of this Agreement in accordance with the provisions of Clause 7 of this Agreement.

1.23	“FHA Rate(s)” shall mean the rate(s) collectively as set forth in Clause 10.1 below.

1.24	“Foreign Object Damage” shall mean damage to an Eligible Engine caused by the non-negligent ingestion of birds, hailstones or Runway Debris only.

1.25	“Life Limited Parts” or “LLPs” shall mean the Parts identified in Chapter 5 of the V2500-A5 Engine Manual as having specific life limits.

1.26	“Maintenance Center” shall mean the IAE shareholder maintenance center(s) designated by IAE and agreed by Vuela (such agreement not to be unreasonably withheld, conditioned, or delayed) from time to time to perform services under this Agreement and which is approved by the Aviation Authority as a certified repair station.

IAE PROPRIETARY INFORMATION

1.27	“Maintenance Management Plan” or “MMP” shall mean the then-current V2500 engine maintenance planning documents described in Clause 7 of this Agreement, as customized for Vuela.

1.28	“Miscellaneous Shop Visit” shall mean any visit of an Eligible Engine to the Maintenance Center(s) following an Eligible Removal resulting from Failure of a Part in an Eligible Engine or any other unplanned cause and which does not result in a Restoration Shop Visit being undertaken.

1.29	“Part(s)” shall mean Engine part(s) provided under this Agreement and delivered by IAE to Vuela as original equipment in an Eligible Engine, or Engine spare parts sold to Vuela by IAE or Engine spare parts delivered to the designated Maintenance Center in support of Eligible Engines, excluding Accessories, EBU Items and QEC Items.

1.30	“Period of Cover” shall mean the applicable period for which IAE agrees to provide the services for each Eligible Engine pursuant to this Agreement, as set forth in Clause 3 of this Agreement.

1.31	“QEC Item” shall mean those items listed as such in Exhibit D to this Agreement originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible Engines.

1.32	“Restoration Shop Visit” shall mean any visit of an Eligible Engine to the Maintenance Center(s) following an Eligible Removal to accomplish Engine performance restoration sufficient to make the Eligible Engine serviceable in accordance with the then current revision of the MMP for the relevant Engine (or any successor to such MMP), IAE technical publications, Airworthiness Directives, and other IAE and Airworthiness Authority approved maintenance procedures, and which, as a minimum, includes a Level 3 refurbishment of the combustor and high pressure turbine.

1.33	“Runway Debris” shall mean any stones, gravel, or other small organic objects commonly found on properly maintained commercial airport runways.

1.34	“Service Bulletin(s)” shall mean those IAE target V2500-A5 service bulletins (excluding service bulletins for Accessories) as indicated in the MMP for Vuela, including service bulletins with a compliance code ***** which provide reliability and maintenance cost improvements;

1.35	“Shop Visit” shall mean either a Restoration Shop Visit or a Miscellaneous Shop Visit, as applicable.

1.36	“Spare Engine(s)” shall mean all or each of the new V2500-A5 Engines currently identified as Spare Engines in the Support Contract and either purchased or to be purchased by Vuela from IAE and to be delivered in accordance with the schedule set forth in Exhibit B of the Support Contract, as such delivery schedule may be amended from time to time in accordance with the Support Contract.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

1.37	“Support Contract” shall mean the V2500 General Terms Agreement, between IAE and Vuela dated of even date herewith, including all side letters and amendments thereto.

1.38	“Taxes” shall mean imposts, taxes, duties, levies, fees, assessments or other like charges imposed by any government entity or taxing authority.

1.39	“Testable Engine” shall mean an Eligible Engine with Accessories (including without limitation the Pneumatic Starter, ATA Code 80-13-41, and the Pneumatic Starter Valve, ATA Code 80-13-51) installed so as to enable the Engine to be tested either prior to or following its repair without the need for making use of units provided by the Maintenance Center, as further described in the applicable Engine Manual.

1.40	“Vuela Affiliates” shall mean any subsidiaries or other affiliates of Vuela that are either wholly-owned or otherwise controlled by Vuela or its shareholders.

1.41	“Workscope” shall mean an IAE written repair request to the Maintenance Center(s) compliant with the MMP that authorizes the Maintenance Center(s) to undertake work on Eligible Engines.

2.	FHA Services

IAE shall provide to Vuela the following FHA service coverage for the Period of Cover for each Eligible Engine:

2.1	Engine Shop Visit Coverage in accordance with the terms of Clause 4;

2.2	Lease Engine Coverage in accordance with the terms of Clause 5;

2.3	General FHA Services in accordance with the terms of Clause 7; and

2.4	Excess Work as required in accordance with the terms of Clause 0.

The provision of such coverage by IAE is subject to Vuela not being in material breach (beyond any applicable grace period) of its obligations under Clause 9.

3.	Period of Cover

3.1	FHA coverage and payment as set forth in this FHA will begin for each Eligible Engine as of the date of each Engine’s initial entry into service and will remain in force and effect for each Eligible Engine as follows:

3.1.1	For fifty percent (50%) of the Eligible Engines, until the expiration of ten (10) years after delivery of each such Eligible Engine (“Period of Cover A”); and

3.1.2	For each of the remaining fifty percent (50%) of the Eligible Engines, until the later of (a) the expiration of ten (10) years after delivery of each such Eligible Engine; and (b) completion of two (2) Restoration Shop Visits for each such Eligible Engine (“Period of Cover B”).

IAE PROPRIETARY INFORMATION

3.2	Vuela shall have the option to elect which Period of Cover is applicable for each Eligible Engine within the constraints listed above by providing written notice to the IAE FHA Manager of its election for each Eligible Engine by no later than the date of induction for the first Restoration Shop Visit of each such Engine. For each Eligible Engine for which Vuela has not provided notice of its election prior to such Engine’s first Restoration Shop Visit, the applicable Period of Cover shall be Period of Cover A.

3.3	In the event that after the Period of Cover for an Eligible Engine has been determined in accordance with 3.2 above, Vuela sells or otherwise transfers such Engine to a lessor or financier as part of a sale and leaseback or similar financing arrangement, then Vuela at its election may request in writing that such Eligible Engine be reallocated from Period of Cover A to Period of Cover B (or vice versa). Following IAE’s receipt of Vuela’s request, the Parties will mutually evaluate whether some or all of the Eligible Engines can be reallocated between the two Period of Cover options to accommodate Vuela’s change in financing while at the same time maintaining (a) the Period of Cover balance set forth in Clause 3.1 and (b) the economic effects of the previous allocation. If the Parties determine that such reallocation can be accomplished within the criteria set forth in the preceding sentence, the Parties will amend Exhibit A to this Agreement to reflect the agreed-upon reallocation.

3.4	The Parties agree to amend Exhibit A to this Agreement from time to time to accurately reflect the Period of Cover applicable for each Eligible Engine, as determined in accordance with this Clause 3.

4.	Shop Visit Coverage

Following an Eligible Removal, the affected Eligible Engine shall be forwarded to the Maintenance Center. IAE shall provide Vuela with the proposed Workscope as early as possible (but in no event less than 3 days) prior to induction for a Shop Visit. IAE shall reasonably consider any modifications or additions to the Workscope proposed by Vuela and shall incorporate into such Workscope all such modifications or additions which are required to be made in accordance with the MMP and this Agreement. Notwithstanding the foregoing, the parties acknowledge that IAE shall have the ultimate control of the Workscope. IAE shall communicate the Workscope to the Maintenance Center and cause the Maintenance Center to complete the Shop Visit and provide Shop Visit reports with respect thereto in a timely manner. IAE shall pay to the Maintenance Center all charges directly incurred in respect of goods, work and services carried out during the Shop Visit, excluding charges for Excess Work (if such charges have been invoiced directly to Vuela), including for the following items:

4.1	Labor, new and used material, handling fees and charges, vendor fees, and test cell fees (including fuel and oil consumed at test) required to:

4.1.1	perform Engine reconditioning and repair in accordance with the Workscope to make the Eligible Engine serviceable to the specifications established in accordance with the then current customized MMP for Vuela, IAE technical publications, Airworthiness Directives and other IAE or FAA approved maintenance procedures.

IAE PROPRIETARY INFORMATION

4.1.2	perform required Eligible Engine testing and retesting required by the Maintenance Center;

4.1.3	inspect, repair or replace Parts as required by Airworthiness Directives;

4.1.4	incorporate Service Bulletins ***** in accordance with the customized MMP;

4.1.5	Remove, repair or replace LLPs, except as provided in Clause 8.1.16 below;

4.1.6	provide Shop Visit documentation as follows:

(a)	serviceability tag FAA Form 8130-3 or -4, as applicable, and FAA Form 337;

(b)	a shop findings report on the services accomplished, including a report stating any damage detected and repairs accomplished;

(c)	a list of all Service Bulletins and Airworthiness Directives incorporated;

(d)	a list of all LLPs with associated times and cycles since new;

(e)	test cell performance data;

(f)	a list of Accessories by serial number.

4.2	IAE’s obligations for an Eligible Engine Shop Visit caused by Foreign Object Damage shall be limited to the provision of repair work and Parts provided through the Maintenance Center to a maximum of ***** per event and such liability shall only be incurred to the extent that the damage is uninsured or not covered by insurance for failure to have met any deductible.

5.	Lease Engine Support

*****

5.2	IAE’s obligation to provide such V2500-A5 lease Engine to Vuela is contingent on Vuela being in compliance with its obligations under Clause 9 and Vuela demonstrating the availability of reasonably sufficient Spare Engines, Accessories, components and Parts to maintain proper support of the Eligible Engines.

5.3	Unless otherwise agreed in writing by the FHA Manager, Vuela shall ship to IAE any lease Engines furnished pursuant to 5.1 above within the earlier of the thirty (30) days (as extended if applicable) as described above, or five (5) days after a Vuela Engine becomes available for installation at Vuela’s facilities.

5.4	Should Vuela require a spare Engine to support a shop visit not covered by this Agreement or that does not otherwise meet the above conditions, all terms of the STOBL then in effect between IAE and Vuela, including all applicable rates, charges and fees, shall apply.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

6.	Transportation

6.1	Following an Eligible Removal, Vuela shall deliver the affected Eligible Engines to the Maintenance Center in a Testable Engine configuration, with all Accessories attached and in a serviceable condition.

6.2	Vuela shall be responsible for transportation of Eligible Engines to the applicable Maintenance Center, and the return of such Engines from the Maintenance Center, including risk of loss or damage during such transportation.

7.	General Fleet Hour Agreement Services

IAE shall provide the following additional services:

7.1	A customized MMP for the Eligible Engines will be produced for Vuela by IAE in consultation with Vuela, taking into account the specifics of the operation of the Aircraft and Eligible Engines. The MMP shall be determined in good faith and on a nondiscriminatory basis by IAE, and approved by Vuela (such approval not to be unreasonably withheld or delayed). The MMP shall establish maintenance requirements including LLP management, incorporation of applicable Service Bulletins and Aviation Authority Airworthiness Directive requirements and Eligible Engine removal planning.

7.2	Engine monitoring data program services set forth in Exhibit E;

7.3	The following FHA Engine management and maintenance planning services (which shall normally be undertaken by the FHA Manager):

7.3.1	overall FHA program coordination;

*****

8.	Excess Work

8.1	If a Maintenance Center charges Vuela or IAE for Excess Work, such charges shall be paid for by Vuela directly to the Maintenance Center or, if the Maintenance Center has invoiced IAE for such charges, to IAE in accordance with Clause 10.3 of this Agreement. “Excess Work” shall mean any labor, material and other charges for Eligible Engines that arise from the following:

8.1.1	repairs for inflight and/or ground accident damage, except Foreign Object Damage to the extent of IAE’s responsibility under Clause 4.2;

8.1.2	Service Bulletins requested by Vuela which are not required in accordance with the MMP;

8.1.3	Maintenance of any items other than Eligible Engines;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

8.1.4	Line Maintenance requirements, except if performed at a Shop Visit in accordance with the requirements of the MMP;

8.1.5	Incremental shop visits or additional work that was not required to be performed in accordance with the requirements of the MMP and was requested and authorized by Vuela in order to enable it to meet any lease return conditions;

8.1.6	Misuse, neglect, accident or maintenance error or improper maintenance activity by any party other than IAE or the Maintenance Center;

8.1.7	The removal and replacement of non-IAE approved part(s) or repaired part(s) and damage caused by such part(s);

8.1.8	Occurrences outside the course of Vuela’s normal business activities as a civil commercial airline, such occurrences including, but not limited to, acts of God, use by government agencies and services, acts of war, rebellion, seizure, terrorism, riots or other belligerent acts;

8.1.9	Exceedance of Engine operating limits published by IAE;

8.1.10	Work required to repair damage resulting from Engine operation in an abrasive or corrosive environment, excluding normal operations (for example ingestion of volcanic ash, fire extinguishing chemicals, or desiccants, etc.). *****

8.1.11	Delivery to the Maintenance Center with missing or non-serviceable Parts or Accessories, requiring the use of units provided by the Maintenance Center to permit the testing of the Eligible Engine following its refurbishment;

8.1.12	Delivery to the Maintenance Center with Parts or Accessories which require re-certification;

8.1.13	The exchanging of QEC Items or EBU Items between installed Engines and Spare Engines or the provisioning of such QEC Items or EBU Items;

8.1.14	Work requested by Vuela which is not covered by the terms of this Agreement;

8.1.15	Charges associated with placing an Eligible Engine into a Testable Engine configuration, unless the Eligible Engine was delivered by Vuela to the Maintenance Center in a Testable Engine configuration;

8.1.16	Charges for material and handling associated with replacing Life Limited Parts due to time expiry or MMP build requirements;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

8.1.17	Inspection, repair, or replacement of Accessories, QEC Items, EBU Items, or BFE Items, and provisioning, restocking, and availability of such items; or

8.1.18	Charges associated with IAE’s provision to Vuela of any accident and disassembly reports and pictures or “dirty fingerprint” records that may be reasonably requested by Vuela from time to time.

8.2	In addition to the above, at the discretion of IAE, “Excess Work” may mean any labor, material and other charges for Eligible Engines that arise from the failure of Vuela to undertake any of its obligations as set out in Clause 9 below. IAE shall provide ***** days’ notice that such failure shall result in Excess Work, during which time, Vuela may rectify such failure.

8.3	In the event IAE determines that the Workscope for a Shop Visit of an Eligible Engine will consist entirely of Excess Work, then the FHA Manager shall so notify Vuela and obtain Vuela’s written authorization to proceed prior to the commencement of such work.

9.	Obligations of Vuela

Vuela agrees to fulfill, or to cause the Vuela Affiliates that operate or maintain the Aircraft and Engines to fulfill, the following responsibilities and perform the following tasks and to reasonably cooperate with IAE in the performance of IAE’s responsibilities hereunder.

9.1	Data and Procedures

Vuela shall at its own expense maintain Eligible Engine electronic condition monitoring capabilities for each Eligible Engine, and with respect to information and data required for the performance of this Agreement, Vuela shall:

9.1.1	maintain, collect and provide to IAE performance trend monitoring data on each Eligible Engine in accordance with Exhibit E, maintain timely records in form and detail sufficient for the accurate and expeditious administration of the terms of this Agreement including the assessment of operating conditions relative to those set out in Clause 10.5 of this Agreement;

9.1.2	make available, and provide access to IAE’s provider of electronic condition monitoring data analysis, all data collected in accordance with 9.1.1 above in an electronic format agreed to by IAE, as required for the operation and administration of this Agreement;

9.1.3	implement and follow the IAE recommendations resulting from analysis of the performance trend monitoring data;

9.1.4	within ***** Days after the end of each month during the Period of Cover, report to IAE, in an electronic format agreed to by IAE, the hours and cycles flown, take off derate, and temperature (ISA+X° C) for each flight by each Eligible Engine during the preceding month;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

9.1.5	ensure that all data that is available to Vuela and requested by IAE to facilitate the correction and/or diagnosis of any problem causing an Eligible Engine Removal is promptly made available to IAE;

9.1.6	ensure that each Eligible Engine delivered to the Maintenance Center is accompanied by a record of Eligible Engine total time and cycles, date of Eligible Engine removal, and reason for removal;

9.1.7	upon written request from IAE, confirm the serial numbers of Eligible Engines installed on the Aircraft; and

9.1.8	after Eligible Removals, ship Eligible Engines to the applicable Maintenance Center in a Testable Engine configuration.

9.2	Engine Preparation for Transportation

For the purposes of the transportation of Eligible Engines as required under this Agreement, Vuela shall:

9.2.1	unless otherwise mutually agreed in writing, make Eligible Engines available for shipment as soon as practicable following Eligible Removal, but in any event Vuela shall deliver Eligible Engines to the Maintenance Center prior to the scheduled induction date for each Eligible Engine Shop Visit;

9.2.2	maintain in a serviceable condition one (1) IAE approved transportation stand per spare Engine plus one (1) additional serviceable IAE approved transportation stand; and

9.2.3	at the time of an Eligible Removal, remove the Eligible Engine from the Aircraft, mount it on an IAE approved transportation stand and prepare such Eligible Engine for shipment, all in accordance with the procedures specified in the applicable IAE manuals.

9.3	Operation, Maintenance and Troubleshooting of Eligible Engines

Vuela shall operate, maintain and troubleshoot the Eligible Engines consistent with standard industry practice in accordance with the applicable Airbus operating, maintenance and troubleshooting manuals, the then current MMP for Vuela, and IAE’s written recommendations and instructions (including, but not limited to, service information letters, all operator wires and non-modification service bulletins, component maintenance manuals and Airworthiness Directives), provided that such recommendations and instructions are (i) reasonable with reference to industry standards, and (ii) apply generally to and are applied generally (on a non-discriminatory basis) to V2500-A5 engines and operators operating under similar conditions. Vuela shall incorporate the relevant provisions of the MMP into its then current airworthiness maintenance program.

IAE PROPRIETARY INFORMATION

9.4	Administration

Vuela shall cooperate with IAE to fulfill any reasonable administrative or other requirements of the Maintenance Center, including endorsement of Workscopes for Aviation Authority and DGAC requirements. Vuela shall accomplish quality audits and obtain certifications required by the Aviation Authority, the DGAC, and the Maintenance Center for accomplishment of work on the Eligible Engines at the Maintenance Center(s).

9.5	One Time Concessions

Vuela shall not unreasonably withhold its approval of any IAE proposed utilization of on-wing or off-wing “One Time Concessions” on Eligible Engines.

9.6	Payment

Vuela shall make payments as required in accordance with Clause 10 of this Agreement.

9.7	Records and Audit

Vuela shall comply with the provisions of Clause 29 of this Agreement.

10.	FHA Rates and Payment

10.1	FHA Rates

10.1.1	The FHA Rate per Eligible Engine Flight Hour for Restoration Shop Visit Coverage during the Period of Cover for Eligible Engines on A319 and A320 Aircraft shall be as follows:

Engine/Derate	At RSV 1	At RSV 2	At RSV 3
*****	*****	*****	*****

*****	*****	*****	*****

*****	*****	*****	*****

*****	*****	*****	*****

The FHA Rate per Eligible Engine Flight Hour for Restoration Shop Visit Coverage during the Period of Cover for Eligible Engines on A321 Aircraft shall be as follows:

Engine/Derate	At RSV 1	At RSV 2	At RSV 3
*****	*****	*****	*****

*****	*****	*****	*****

IAE shall invoice Vuela at induction of the Eligible Engine into the Maintenance Center for a Restoration Shop Visit, an amount equal to the above applicable FHA Rate (escalated in accordance with Clause 10.2) multiplied by the Eligible Engine Flight Hours flown by such

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Eligible Engine since new or if the Eligible Engine has had a prior Restoration Shop Visit, since its last Restoration Shop Visit. The above FHA Rates are subject to adjustment in accordance with the provisions of Exhibit G to the extent applicable.

10.1.2	The FHA Rate for Miscellaneous Shop Visit Coverage shall be ***** per Eligible Engine Flight Hour during the Period of Cover. IAE shall invoice Vuela on a monthly basis in an amount equal to the FHA Rate for Miscellaneous Shop Visit Coverage (escalated in accordance with Clause 10.2) multiplied by the Eligible Engine Flight Hours flown in the previous month by Eligible Engines within their respective Periods of Cover; *****

10.2	All FHA Rates in Clause 10.1 shall be paid in accordance with Clause 10.6.1 below, and are subject to escalation from the base month of January 2004 to the date of calculation of the applicable FHA Rate invoice in accordance with the formula set forth in Exhibit B.

10.3	Excess Work Rates

10.3.1	Charges for Excess Work shall be invoiced to Vuela by IAE in accordance with the rates identified in Exhibit F. However, where prior to the applicable Shop Visit Vuela notifies IAE that it has contracted Excess Work rates directly with the applicable Maintenance Center, IAE will consent to the Maintenance Center’s directly invoicing Vuela for such Excess Work charges, provided that such Maintenance Center agrees not to charge IAE for such Excess Work.

10.3.2	IAE may invoice Vuela its reasonable estimate of the cost of any Excess Work prior to commencement, or during the execution, of such Excess Work. IAE shall invoice Vuela for the balance of the cost of any Excess Work upon receipt of the corresponding invoice from the Maintenance Center (or either promptly credit Vuela’s account with IAE or, upon the parties’ mutual agreement, refund by electronic transfer to Vuela, the amount of any excess payment received from Vuela).

10.4	Payment for Additional or Loss of LLP Life

Where IAE provides a replacement LLP (the “Replacement LLP”) as a result of damage to an LLP (the “Damaged LLP”) and the Replacement LLP is provided pursuant to the coverage provided for under the terms of this Agreement, then either (a) Vuela shall pay to IAE the amount by which the value of the Replacement LLP exceeds the value of the Damaged LLP; or (b) IAE shall pay to Vuela the amount by which the value of the Damaged LLP exceeds the value of the Replacement LLP, in each case as determined in accordance with the following formula:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Where:

*****	=	*****
*****	=	*****
*****	=	*****
*****	=	*****
*****	=	*****

Upon completion of any Shop Visit at which IAE has provided a Replacement LLP, payment of the amount determined in accordance with the above formula shall be due (i) to IAE from Vuela in the event the calculation above results in a positive amount or (ii) to Vuela from IAE in the event the calculation above results in a negative amount. Vuela shall pay all invoices submitted by IAE pursuant to this Clause 10.4 in accordance with Clause 10.6.1. IAE will credit Vuela’ account with IAE with any amount due to Vuela from IAE under this Clause 10.4. Such credits may be used by Vuela toward the payment of FHA invoices from IAE, or for other goods and services provided by IAE.

10.5	General Conditions

The FHA Rates are predicated upon Vuela:

10.5.1	maintaining within its fleet of Aircraft an annual average flight cycle length of ***** hours per cycle (calculated from the moment the wheels of an Aircraft, on which any Eligible Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

10.5.2	maintaining an average engine thrust derate of ***** relative to the V2527M-A5 thrust rating, ***** relative to the V2524-A5 thrust rating, or ***** relative to the V2522-A5 thrust rating, as applicable;

10.5.3	maintaining an average ambient temperature for take-off no greater than ISA + *****

10.5.4	taking delivery of all of the Aircraft and Spare Engines in accordance with the schedule set forth in Exhibit B of the Support Contract, as such delivery schedule may be amended from time to time in accordance with the Support Contract.

IAE may make adjustments to the FHA Rates in accordance with Exhibit G if there is a change in any of the operational parameters set forth in Clauses 10.5.1 through 10.5.3.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

10.6	Payment

10.6.1	Except as otherwise provided for herein, Vuela shall pay invoices submitted by IAE within ***** Days after submission.

10.6.2	Vuela undertakes that IAE shall receive the full amount of payments falling due under this Clause 10, without any withholding or deduction whatsoever.

10.6.3	All payments under this Clause 10 shall be made by electronic transfer and shall be deposited not later than the due date of payment with:

Bank of America

1185 Avenue of Americas

New York, NY 10038-4924

*****

or to such other account as IAE may from time to time designate in writing, which designation shall be effective upon receipt by Vuela of such notice.

10.6.4	Should Vuela fail to make any payment to IAE required as set forth in this Clause 10, then, notwithstanding any rights which IAE may have in contract or in law, IAE reserves the right to assess interest on such late payment at the rate of ***** of the outstanding amount per month from the date the payment was due to be made until the date such payment is received by IAE.

10.7	Taxes and Other Like Charges

In addition to amounts stated to be payable by Vuela pursuant to this Agreement, Vuela shall pay:

10.7.1	any and all Taxes (excluding (i) any income, gains, or excess profit, franchise and similar Taxes imposed, levied, or assessed on, or otherwise payable by, IAE or the Maintenance Center; and (ii) any Taxes which would not have been imposed but for IAE’s failure to comply with applicable regulations or filing requirements (collectively, the “Excluded Taxes”) arising from IAE’s and the Maintenance Center’s performance under this Agreement; and

10.7.2	Taxes other than Excluded Taxes payable by IAE in connection with or pursuant to contracts for goods, work and/or services with Maintenance Center for or in connection with Eligible Engines.

If either IAE or Vuela becomes aware of any Taxes for which the other Party is responsible, the relevant party will promptly notify the other party, and both parties agree to consult in good faith and take such other reasonable steps in order to mitigate payment and/or the amount of such Taxes.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

All amounts stated to be payable by Vuela pursuant to this Agreement exclude any value added tax, sales tax or taxes on turnover. In the event that the supply of goods or services under this Agreement is chargeable to any value added tax, sales tax or taxes on turnover such tax will be borne by Vuela, subject to the receipt of any appropriate documentation that may be required to enable or assist Vuela to claim or verify any tax credit, exemption, set off, rebate or refund in respect of such Taxes paid or payable in connection with this Agreement. IAE shall give due consideration to whether any Parts provided by IAE to Vuela are exempt from Taxes under any applicable law.

11.	Escalation Protection

Except as otherwise noted to the contrary, for the period beginning January 1, 2006 and ending January 1, 2012 (the “Cap Period”), IAE agrees to cap escalation of all credits, FHA Rates, and other items escalated in accordance with the formula in Exhibit B (“Base Amounts”) at a cumulative rate of *****, compounding annually, provided that for any year in which escalation exceeds ***** over the previous year, such escalation exceedance above 6.5% shall be shared ***** by IAE and ***** by Vuela, as follows:

*****

12.	Warranties

12.1	If IAE fails to comply with its obligations set out in this Agreement, IAE shall, as its sole responsibility for such failure, undertake, at its sole cost and expense, all work necessary to achieve such obligations.

12.2	IAE shall warrant Excess Work to Vuela as follows: IAE will repair any Eligible Engines in which any defect in the Excess Work performed by the Maintenance Center or in any Parts incorporated by the Maintenance Center becomes evident, in each case within three thousand (3,000) flight hours or within eighteen (18) months after installation on an Aircraft or, if not installed on an Aircraft, within twenty-four (24) months after delivery of the Eligible Engine from the applicable Shop Visit, whichever occurs first. Transportation charges for the return of defectively serviced goods to IAE or the Maintenance Center, and their reshipment to Vuela and risk of loss thereof shall be borne by IAE only if such goods are returned in accordance with reasonable written shipping instructions from IAE.

12.3	IAE warrants to Vuela that that title to Parts or components thereof installed on an Eligible Engine by a Maintenance Center shall pass to the owner of such Eligible Engine free and clear of all security interests and rights of IAE, the Maintenance Center, or others upon installation. IAE’s liability and Vuela’s remedy under this warranty are limited to the removal of any title defect or, at the election of IAE, to the replacement of the new Parts or components thereof which are defective in title; provided, however, that the rights and remedies of the Parties with respect to patent infringement shall be limited to the provisions of Clause 15 of this Agreement.

12.4	Vuela warrants that title to Parts or components thereof removed from an Eligible Engine by a Maintenance Center shall pass to IAE free and clear of all security

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

interests and rights of Vuela or others at the time that title to the replacement Part passes to Vuela. Vuela’s liability and IAE’s remedy under this warranty are limited to the removal of any title defect or, at the election of Vuela, to the replacement of the Parts or components thereof which are defective in title.

12.5	THE FOREGOING WARRANTIES TOGETHER WITH THE EXPRESS REMEDIES PROVIDED TO VUELA IN ACCORDANCE WITH THIS AGREEMENT ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (I) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (II) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT, TORT OR STRICT LIABILITY AGAINST IAE OR ITS SHAREHOLDERS, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED, OF IAE OR ITS SHAREHOLDERS. THE REMEDIES OF VUELA SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR THIS LIMITATION SHALL BE BINDING UPON IAE UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OF IAE.

13.	Delays

13.1	Excusable Delays

IAE shall not be charged with any liability for delay in the performance of any of its obligations when such delay is caused by acts of God or the public enemy, compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, fires, riots, labor disputes, unusually severe weather, delays of suppliers as a result of any of the aforementioned reasons, or any cause beyond the reasonable control of IAE. To the extent that such causes actually delay performance on the part of IAE, the time for the performance shall be extended for as many days as are required to obtain removal of such causes. This provision shall not, however, relieve IAE from using commercially reasonable efforts to avoid or remove such causes, perform obligations not prevented by such causes, or continue performance with reasonable dispatch whenever such causes are removed.

13.2	Non-Excusable Delay

If IAE delays the delivery of an Eligible Engine from a Shop Visit beyond the time for delivery specified in the Workscope (as such time may be extended pursuant to the provisions of this Agreement) for any reason other than those specified in Clause 13.1 above, IAE’s obligations shall be as set forth in Clause 5.

14.	Duplicate Benefits

Vuela and IAE agree that it is not the intention to provide duplicate benefits under the terms of this Agreement and the Support Contract or under any other arrangement between IAE or IAE’s suppliers or Airbus and Vuela. In the event of any such

IAE PROPRIETARY INFORMATION

duplication of benefits, Vuela may, at the relevant time in respect of the relevant circumstances, opt to receive any one such benefit to the exclusion of all other duplicate benefits.

15.	Intellectual Property

15.1	IAE shall conduct, at its own expense, the entire defense of any claim, suit or action brought against Vuela alleging that the use or resale by Vuela or any subsequent purchaser or user of the Parts furnished by IAE or a Maintenance Center hereunder infringes any United States patent or any patent of any other country that is a signatory to Article 27 of the Convention of International Aviation signed by the United States at Chicago on December 7, 1944, in which Vuela is authorized to operate.

15.2	Vuela shall provide prompt written notice to IAE of such claim, suit or action and shall provide IAE with full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to Vuela or subsequent purchaser or user for such defense.

15.3	Provided that such Parts have been made according to a specification or design furnished by IAE or, if a process patent is involved, the process performed with such Parts if recommended in writing by IAE, IAE shall, at its own expense, either settle said claim, suit or action or shall pay all damages awarded by the court thereon, and, if the use or resale of such Parts is finally enjoined, IAE shall, at IAE’s option:

15.3.1	procure for Vuela the right to use or resell the Parts,

15.3.2	replace them with equivalent non-infringing Parts,

15.3.3	modify them so they become non-infringing but equivalent, or

15.3.4	remove them and refund the purchase price (less a reasonable allowance for use, damage and obsolescence).

15.3.5	IAE shall not be liable to Vuela for any consequential damage or any loss of use of any Parts or of the Aircraft in which the Parts may be incorporated arising as a result directly or indirectly of any claim subject to this Clause 15.3.

15.4	The indemnity contained in Clause 15.3 shall not apply to any claim, suit or action based on infringement in respect of:

i)	Parts manufactured to a design or specification furnished by Vuela; or

ii)	Parts not of IAE design (but IAE shall in the event of any claim for infringement pass on to Vuela, so far as it has the right to do so, the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Parts); or

IAE PROPRIETARY INFORMATION

iii)	the manner of method in which any of the Parts have been installed in the Aircraft; or

iv)	the performance of a process not recommended in writing by IAE, or

v)	the use or sale of the Parts delivered hereunder in combination with other new parts not delivered to Vuela by IAE.

16.	Amendment

This Agreement shall not be amended, changed, or modified in any way other than by agreement in writing, signed by the Parties hereto after the date of this Agreement, which is expressly stated to amend this Agreement.

17.	Assignment

Neither Party may assign any of its rights or obligations hereunder without the written consent of the other Party, except that IAE may assign its rights to receive money hereunder, and may assign any or all of its rights and/or obligations hereunder to any of IAE’s shareholders. Any assignment made in violation of this Clause 17 shall be null and void. IAE shall support Vuela in its pursuit to secure a workmanship warranty from the Maintenance Center for the Eligible Engines at the end of the Period of Cover.

18.	Exhibits

In the event of any conflict or discrepancy between the Exhibits (which are hereby incorporated by reference as part of this Agreement) and the Clauses of this Agreement, the Clauses of this Agreement shall prevail.

19.	Headings

Captions, clause headings, and the Table of Contents are for convenience of reference only and shall not be deemed or construed in any way as forming a part of this Agreement, nor shall they govern or affect the interpretation of the language or provisions of this Agreement.

20.	Notices

Any notice to be served pursuant to this Agreement shall be sent by registered mail, by internationally recognized overnight courier, or by facsimile (with the original notice sent by registered mail or internationally recognized overnight courier) to the applicable addresses indicated in 0.

21.	Exclusion of Other Provisions and Previous Understandings

21.1	This Agreement is the sole and entire agreement of the Parties with respect to the subject matter hereof and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of Vuela, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either Party relating to such services.

IAE PROPRIETARY INFORMATION

21.2	The Parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Agreement, whether orally or in writing, relating to such services, other than those expressly incorporated in this Agreement, which has been negotiated on the basis that its provisions represent their entire agreement relating to such services and shall supersede all such representations, agreements, statements and understandings.

22.	Termination, Expiration and Events of Default

22.1	Bankruptcy/Insolvency

Either Party shall have the option, at its sole discretion, to terminate this Agreement upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of the other Party’s property, or (b) the other Party is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) the other Party becomes insolvent or makes an assignment for the benefit of creditors.

22.2	Failure to Make Payments or to Meet Obligations

A non-defaulting Party shall have the right to declare an event of default and terminate this Agreement (i) if the other Party fails to pay any amount hereunder not reasonably subject to dispute when and as the same becomes due and payable and such default continues for a period of ***** or more; or (ii) if the other Party fails to perform any other material obligation under this Agreement and such default or failure shall not have been fully corrected within thirty (30) days after the non-defaulting Party gives notice thereof to the defaulting Party.

If Vuela fails to make any payment to IAE as set forth in Clause 10 of this Agreement (including any late interest due thereon) not reasonably subject to dispute and such default continues for a period of *****, then, without prejudice to IAE’s other rights which IAE may have in contract or in law, IAE reserves the right not to induct, to suspend all work on, or not to release from the Maintenance Center(s) any Eligible Engine, Accessory, EBU Item or QEC Item until full payment is made by Vuela to IAE.

The obligation of IAE to provide, or cause to be provided, the services set out in this Agreement shall be subject to the non-existence of a continuing event of default by Vuela, after the expiration of any applicable grace or cure period, in any payment or other obligation of Vuela under any other agreement in effect between the Parties (an “Event of Default”). Should any such Event of Default exist, IAE reserves the right not to induct, to stop all work on, or not to release from the Maintenance Center any Eligible Engine until such Event of Default is rectified by Vuela to IAE’s satisfaction.

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

22.4	Expiration

This Agreement shall be effective from the day and year first above written until the end of the Period of Cover for each Eligible Engine.

22.5	Effect of Termination or Expiration

Except as otherwise set out in this Clause 22.5 and any rights or obligations arising under applicable law, the rights and obligations of the Parties under this Agreement shall terminate upon the termination or expiration of this Agreement, and Vuela shall no longer be provided with FHA coverage under the terms of this Agreement.

Upon any termination or expiration of this Agreement, all liabilities and obligations (including payment obligations) that have accrued prior to such termination or expiration (including payment for Excess Work) shall survive.

This Clause 22.5 and Clauses 25 and 26 of this Agreement shall survive any expiration or termination of this Agreement.

23.	Negation of Waiver

Failure by either Party to enforce any term of this Agreement shall not constitute a waiver of such term.

24.	Severability And Partial Invalidity

If any provision of this Agreement or the application thereof to either Party shall be invalid, illegal or unenforceable to any extent, the remainder of the Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

25.	Governing Law

This Agreement shall be construed and the performance thereof determined in accordance with the laws of the State of New York, United States of America2, without regard to its conflict of laws provisions. The Parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

The Parties irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, United States of America, in connection with any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waive to the fullest extent permitted by law, any objection to the laying of venue of any such suit, action or proceeding in any such court or any claim that any suit, action or proceeding has been brought in an inconvenient forum. Further, the Parties hereto agree to waive any rights either of them may have to a jury trial in connection with any such suit, action or proceeding.

IAE PROPRIETARY INFORMATION

26.	Limitation of Liability

26.1	The liability of IAE to Vuela arising out of, connected with, or resulting from the furnishing of Parts and services under this Agreement, whether in contract, tort (including, negligence, but excluding gross negligence, reckless misconduct, and intentionally wrongful conduct) or otherwise, shall be as expressly set forth in this Agreement, and shall not in any event exceed per claim the fair market value of the Engine giving rise to Vuela’s claim. The foregoing shall constitute the sole remedy of Vuela and the sole liability of IAE. In no event shall IAE be liable for special, incidental or consequential damages, including, damage to, or loss of use, revenue or profit with respect to any aircraft, engine, or part thereof.

26.2	For the purpose of this Clause 26, “IAE” shall be deemed to include IAE; Pratt and Whitney of East Hartford, Connecticut, USA; Rolls-Royce plc of London, United Kingdom; JAEC, Japanese Aero Engine Corporation, of Tokyo, Japan; and MTU Aero Engines, Motoren und Turbinen Union Munchen, of Munich, Germany and the respective directors, officers, employees and agents of each.

27.	Publicity

Vuela shall not use the name of IAE or the V2500 engine in any publicity material without the prior written consent of IAE.

28.	Confidentiality

Each of IAE and Vuela acknowledge and understand that certain commercial and financial information contained in or provided in connection with this Agreement is considered by the other to be confidential. IAE and Vuela each hereby agree, for the benefit of the other, that it shall treat the contents of this Agreement as confidential and shall not, without the prior written consent of the other, disclose or cause to be disclosed the terms hereof to any person except to its legal and financial advisors and auditors, or expect as may be required by applicable law or governmental regulation, including federal and state securities laws, or pursuant to an order issued by any court or governmental authority having jurisdiction over Vuela or IAE as the case may be.

29.	Records and Audit

The Parties shall maintain adequate records as required to meet their obligations and compliance with the applicable provisions of this FHA.

A Party shall not unreasonably condition or deny the other Party access to such adequate and applicable records for the administration of this Agreement. Vuela or its nominee may visit the premises of IAE or the Maintenance Center at a time mutually agreeable to the Parties and upon reasonable notice to IAE, for the purpose of quality assurance and to inspect the materials, parts, equipment and tools being used, the work being performed, and to review the quality assurance system in use by IAE and the Maintenance Center.

If IAE or its nominee requires access to the premises of Vuela under this FHA it shall provide reasonable written notice to Vuela and such visit or inspection will be at a time mutually agreeable to the Parties.

IAE PROPRIETARY INFORMATION

Each Party will comply and ensure that its personnel comply with the other Party’s conduct policies, rules, regulations and directions governing the conduct of visitors upon their premises.

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be signed on their behalf by the hands of their authorized officers as of the day and year first above written:

IAE International Aero Engines AG	Controladora Vuela Compañía de Aviación, S.A. de C.V.

/s/ Robert G. J. Stire Name	/s/ Andres Fabre Name

Robert G. J. Stire Printed Name	Andres Fabre Printed Name

Commercial Director Title	Technology Director Title

IAE PROPRIETARY INFORMATION

Exhibit A

Eligible Engine List

No.	Thrust Rating	Serial Number	Delivery Date	Period of Cover
1	V2527-A5	V12285	Mar-06	TBD
2	V2524-A5	V12274	May-06	TBD
3	V2524-A5	V12278	May-06	TBD
4	V2524-A5	V12286	May-06	TBD
5	V2524-A5	V12288	May-06	TBD
6	V2527M-A5	V12487	Jan-07	TBD
7	V2527M-A5	V12472	Jan-07	TBD
8	V2527M-A5	V12545	Mar-07	TBD
9	V2527M-A5	V12532	Mar-07	TBD
10	V2527M-A5	V12559	Mar-07	TBD
11	V2527M-A5	V12557	Mar-07	TBD
12	V2527M-A5	V12561	Mar-07	TBD
13	V2527M-A5	V12563	Mar-07	TBD
14	V2527-A5	TBD	Nov-07	TBD
15	V2527-A5	TBD	Nov-07	TBD
16	V2527-A5	TBD	Jan-08	TBD
17	V2527-A5	TBD	Jun-08	TBD
18	V2527-A5	TBD	Jun-08	TBD
19	V2527-A5	TBD	Jul-08	TBD
20	V2527-A5	TBD	Jul-08	TBD
21	V2527-A5	TBD	Oct-08	TBD
22	V2527-A5	TBD	Oct-08	TBD
23	V2527-A5	TBD	Jan-09	TBD
24	V2527-A5	TBD	Jan-09	TBD
25	V2527-A5	TBD	Mar-09	TBD
26	V2527-A5	TBD	Mar-09	TBD
27	V2527-A5	TBD	Jun-09	TBD
28	V2527-A5	TBD	Jun-09	TBD
29	V2527-A5	TBD	Jun-09	TBD
30	V2527-A5	TBD	Sep-09	TBD
31	V2527-A5	TBD	Sep-09	TBD
32	V2527-A5	TBD	Nov-09	TBD
33	V2527-A5	TBD	Nov-09	TBD
34	V2527-A5	TBD	Mar-10	TBD
35	V2527-A5	TBD	Mar-10	TBD

IAE PROPRIETARY INFORMATION

Exhibit B

IAE FHA Escalation Formula

1.	FHA Rates will be subject to escalation in accordance with the formula set forth below:

*****

Where:

*****

Base Month shall mean the base month specified for the FHA Rates in the Proposal.

*****

For avoidance of doubt, the quarterly values of CIU2023211000000I will apply to each month of a given quarter.

2.	The values of the factors *****, and ***** respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.	If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.	If the application of the formula contained in this Exhibit results in an FHAR for the month which is lower than FHARb, FHAR for the month will be set equal to FHARb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Exhibit C

Accessories

TYP PART NUMBER	PART NAME	ATA CHAPTER	FIG	ITEM
16844-000	COOLER, IDG OIL	242142	1	100
7702-03	DETECTOR, ASSY FIRE ACCESSORY	261215	1	100
7827-02	DETECTOR, ASSY FIRE	261217	1	100
AC69576	VALVE, SOLENOID STAGE 10 BLE	361157	1	100
005RL05	BOX, RELAY	715149	1	100
5009913G	PUMP, FUEL LP/HP	731241	1	100
17300G09	VALVE, FUEL DIVERTER & RETUR	731342	1	100
2A0526	VALVE, FUEL FLOW DIVIDER	731343	1	20
2A3343	PROBE, TOTAL PRESS&TEMP	732211	1	10
2A1126	PROBE, TEMP&PRESS DIFSR CASE	732215	1	30
2A3504	CONTROL, ELECTRONIC ENGINE	732234	1	280
430153	GENERATOR, STATOR ALTERNATOR	732238	1	100
FMU550MK1	METER, FUEL	732252	1	100
9-217-59	TRANSMITTER, FUEL FLOW	733117	1	100
21SN04-300B	SWITCH, FUEL FILT DIFF PRESS	733415	1	10
22912-000	THERMOCOUPLE, FUEL TEMP	733515	1	100
5U0012	EXCITER, IGNITION	741138	1	120
5U0012	EXCITER, IGNITION	741138	1	520
5U0072	LEAD, IGNITION	742143	1	100
D1876-1000A	COOLER, AIR NO.4 BRG COMP	752241	1	100
5860010-108	VALVE, AIR STG 10 TO HPT	752351	1	100
5860016-131	VALVE, AIR HPT/LPT ACC	752451	1	100
5860017-139	ACTUATOR,VALVE HPT/LPT ACC	752452	1	100
1777MK2	ACTUATOR, MASTER LPC BLEED	753142	1	100
1778MK1	ACTUATOR, SLAVE-LPC BLEED	753143	1	100
2607MK2	ACTUATOR VARIABLE STATOR	753241	1	100
AC69572	VALVE, SOLENOID STG 7 HPC	753251	1	100
AC69572	VALVE, SOLENOID STG 7 HPC	753251	1	100
AC69572	VALVE, SOLENOID STG 7 HPC	753251	1	100
AC69924	VALVE, BLEED ST7 HP COMPRESS	753252	1	100
AC69924	VALVE, BLEED ST7 HP COMPRESS	753252	1	100
AC69924	VALVE, BLEED ST7 HP COMPRESS	753252	1	100
AC69574	VALVE, SOLENOID STG 10 HPC	753253	1	400
5950041-108	VALVE, BLEED ST 10 HP COMP	753254	1	400
RP 162-02	SENSOR, NACELLE TEMPERATURE	754115	1	100
2A2159	THERMOCOUPLE OPTION	772115	20	100
144-171-000-031	*TRANSDUCER, VIBRATION	773215	1	100
4A7110	PUMP & FILTER A/O PRESS.	792141	1	1
4A7111	PUMP & FILTER A/O PRESS.	792142	2	2
4A7112	PUMP & FILTER A/O PRESS.	792143	3	3
4A7113	PUMP & FILTER A/O PRESS.	792144	4	4
4A7114	PUMP & FILTER A/O PRESS.	792145	5	5
4A7115	PUMP & FILTER A/O PRESS.	792146	6	6
4A7116	PUMP & FILTER A/O PRESS.	792147	7	7
4A7117	PUMP & FILTER A/O PRESS.	792148	8	8

IAE PROPRIETARY INFORMATION

TYP PART NUMBER	PART NAME	ATA CHAPTER	FIG	ITEM
4A7118	PUMP & FILTER A/O PRESS.	792149	9	9
4A7119	PUMP & FILTER A/O PRESS.	792150	10	10
4A7120	PUMP & FILTER A/O PRESS.	792151	11	11
4A7121	PUMP & FILTER A/O PRESS.	792152	12	12
4A7122	PUMP & FILTER A/O PRESS.	792153	13	13
4A7123	PUMP & FILTER A/O PRESS.	792154	14	14
4A7124	PUMP & FILTER A/O PRESS.	792155	15	15
4A7125	PUMP & FILTER A/O PRESS.	792156	16	16

IAE PROPRIETARY INFORMATION

Exhibit D

Powerplant – Description

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Exhibit E

Addresses

1.	Vuela ADDRESSES

(a)	Address for Notices:

Av. Prolongacion Reforma # 490,

Primer Piso,

Colonia Lomas Santa Fe,

Delegacion Alvaro Obregon

Mexico,

Distrito Federal

C.P 01210

Facsimile No. 52 55 5261 6460

Attention: Chief Financial Officer

(b)	Address for Invoices:

Av. Prolongacion Reforma # 490,

Primer Piso,

Colonia Lomas Santa Fe,

Delegacion Alvaro Obregon

Mexico,

Distrito Federal

C.P 01210

Facsimile No. 52 55 5261 6460

Attention: Financial Controller

2.	IAE ADDRESSES

(a)	Address for Notices:

Attention: Chief Legal Officer & Company Secretary

IAE International Aero Engines AG

400 Main Street

Mail Stop 121-10

East Hartford, CT 06108

Fax: (860) 565-5220

(b)	Address for Invoices:

Attention: Accounts Receivable Manager

IAE International Aero Engines AG

400 Main Street

Mail Stop 121-10

East Hartford, CT 06108

Fax: (860) 565-9332

IAE PROPRIETARY INFORMATION

(c)	Address for all Other FHA Matters:

Attention: Customer Fleet Director

IAE International Aero Engines AG

400 Main Street

Mail Stop 121-10

East Hartford, CT 06108

Fax: (860) 565-xxxx

IAE PROPRIETARY INFORMATION

Exhibit F

IAE Engine Monitoring Services

1.	IAE will provide the following Engine monitoring services (“Services”) through the ***** system:

(a)	Engine Trend Monitoring

(i)	Provide processing of in-flight Engine data received from Vuela into IAE’s EHM database as provided per the data input and transmission requirements set forth in Section 3 herein. All processed data will be provided to Vuela via IAE’s web portal. Daily updates require web portal access described in Section 1(b) herein.

(ii)	Provide automated mechanical exceedance reporting for those Aircraft that are equipped with required on-board hardware and software.

(iii)	Provide technical analysis of Eligible Engines’ performance data and report anomalies indicated by such data to designated Vuela personnel as required.

(iv)	Provide access to monthly Eligible Engine operating trend analysis report covering post Period of Cover operations to assist Vuela in the planning and scheduling of Eligible Engines for shop visits.

(v)	Provide automated alert notification of parameters that have exceeded level and rate change limits.

(vi)	Provide access to alert details reports that identify Aircraft and Eligible Engines by serial number and provide the date, time, magnitude and details of occurrences when such Eligible Engine exceeds specific performance parameters and provide the ability to store comments associated with a given alert.

(vii)	Provide exhaust gas temperature (subject to data availability) Watch-Lists, updated monthly utilizing data received from Vuela to assist Vuela in scheduling Eligible Engine removals for maintenance purposes. The Watch-Lists provide an engine ranking and predicted removal date for a given Eligible Engine based on the measured parameter and deterioration rate to assist with proactive on-wing management and maintenance planning.

(viii)	Provide access to the following engine performance parameter trend plots that are updated real-time as new in-flight Engine data is received from Vuela:

•	EGT Margin

•	Sea Level Outside Air Temperature Limits

•	N1 and N2 Shaft Speeds

•	Fuel Flow

•	Vibration

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

•	Oil Temperature

•	Oil Pressure

•	P2.5, T2.5, P3.0, T3.0, P12.5

(ix)	Upon special request, raw in-flight Engine data can be supplied to Vuela.

(x)	Input data files and individually processed records will be stored for a minimum period of five (5) years.

(b)	WEB PORTAL ACCESS

(i)	Provide twenty-four (24) hour per day access to reports and processed information, provided to under Section 1(a) herein, through a secure web portal created and maintained by IAE. Such web portal access shall be created and provided to Vuela approximately thirty (30) days from the execution of this Agreement. Vuela must meet IAE defined requirements for access as detailed in Section 2 herein. IAE will use all reasonable efforts to ensure a service availability target of 96% when measured on an annual basis and that down time of the system is no longer than one (1) Business Day for any one incident.

(ii)	IAE shall provide Services under the terms of this Agreement contingent upon the timely receipt of data required by IAE from Vuela. It is understood between the parties that the ability of IAE to provide timely and accurate reports and processed information through these web-based services is dependent upon the quality and timeliness of the data received from Vuela.

(iii)	If email, or pager or cell phone alert notifications are required by Vuela, Vuela shall be responsible for acquiring and maintaining the required pager and cell phone hardware and software and pay any associated communications fees. It is Vuela’s responsibility to establish an alert notification contact list and advise IAE of any changes.

2.	ACCESSIBILITY

(a)	To facilitate internet portal access, Vuela is required to maintain the following: (i) internet access; (ii) Internet Explorer version 5.5 or higher; (iii) 128 bit Secure Socket Layer (“SSL”) encryption capability; and (iv) a minimum internet speed of 56K bits per second to access the internet portal.

(b)	All information being transmitted through the internet portal will be protected using SSL encryption. In addition, each user of the internet portal will be authenticated at logon with a unique user identification and password. Once authenticated to the internet portal, Vuela will only be allowed to access the information that Vuela and IAE mutually agree a specific user may review. IAE shall review security requirements for web portal access from time to time to ensure an appropriate level of data protection. Updated security requirements shall be communicated to Vuela on a timely basis.

IAE PROPRIETARY INFORMATION

3.	TRANSMISSION OF DATA BY VUELA

(a)	Vuela shall provide all data requested by IAE in order to perform the Services, including but not limited to the date and time the data was recorded, aircraft and engine number, engine position, altitude and mach (or air speed), total air temperature, engine pressure ratio, rotor speeds, fuel flow, oil temperature, oil pressure, mechanical exceedances and pertinent maintenance actions (EHM Eligible Engine changes, sensor changes, other items that may impact engine performance). Vuela shall electronically transmit engine condition monitoring data to IAE’s designated ground station via air-to-ground service providers (e.g., ARINC and SITA) or via such other routing as the parties mutually agree.

(b)	Using the facilities available within IAE’s V2500 engine monitoring program services, Vuela shall provide feedback of on-wing maintenance actions taken as a result of an alert notification as provided in accordance with Section 1(a)(v) herein.

IAE PROPRIETARY INFORMATION

Exhibit G

Excess Work Labor and Fee Rates

Item	Basis	Rates/Fees[4]
Hourly labor rate	Labor hours	*****

Handling fee, new parts	Current catalog part price	*****

Handling fee, LLP’s	Current catalog part price[1]	*****

Handling fee, used parts	***** of current catalog part price	*****

Handling fee, customer supplied material	Current catalog part price	*****

Handling fee, vendor repair	Vendor invoice amount	*****

Rotable fee[3]	Vendor invoice amount	*****

Notes:

1.	The price of used LLPs will be adjusted pro-rata on the basis LLP cycle life remaining.

2.	A line item cap of *****applies.

3.	Rotable transactions are subject to both the rotable material fee and the vendor repair handling fee.

4.	The above labor rates are expressed in United States Dollars and are subject to escalation from the base month of January 2004 in accordance with the formula set forth in Exhibit B (as may be modified in accordance with the provisions of Clause 11 to this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Exhibit H

FHA Rate Adjustment

For each Eligible Engine whose individual operational parameters differ from those set forth in Clause 10.5 of the Agreement, the Restoration Shop Visit FHA Rates shall be adjusted for the different parameters in accordance with the following formula:

*****

Where:

*****	=	*****
*****	=	*****
*****	=	*****
*****	=	*****

The MTBR model will be Model V1.2.TB, as provided by IAE to Vuela.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

628 Hebron Ave, Suite 400

Glastonbury, CT 06033

USA

May 31, 2012.

Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V.

Av. Prolongación Reforma # 490, Primer Piso,

Colonia Santa Fe Peña Blanca, Delegación Álvaro

Obregón, México, Distrito Federal, C.P. 01210.

Subject:	Side Letter No. 3 to the Fleet Hour Agreement between IAE International Aero Engines AG and Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V.

Ladies and Gentlemen:

We refer to the Fleet Hour Agreement bearing reference marks VOL_FHA-v8 (2007-JUN8) (Final) and dated June 18, 2007 between IAE International Aero Engines AG (“IAE”) and Controladora Vuela Compañía de Aviación, S.A. de C.V. (“Vuela”), such contract being hereinafter referred to as the “FHA”. Unless expressly stated to the contrary, terms used in this Side Letter No. 3 shall have the same meaning given to them in the FHA.

This Side Letter No. 3 sets forth the terms by which the parties will include certain additional Engines under the coverage of the FHA, which are or will be installed on the aircraft detailed herein, and amend certain FHA terms for the Eligible Engines.

1. Definitions

1.1.	The “Incremental Engines” are defined as follows:

1.1.1.	The four (4) V2527M-A5 Engines bearing serial numbers V15528, V15543, V15554, and V15557 installed on the two (2) A319 Aircraft leased to Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (“Volaris”) by CIT Aerospace International bearing manufacturing serial numbers 4403 and 4422 and delivered to Volaris in August 2010 (the “2010 Leased Aircraft”); and

1.1.2.	The two (2) V2527-A5 Engines bearing serial numbers V15855 and V15857, which will be upgraded by Volaris or its lessor to V2527E-A5 Engines in 2012 at its cost, installed on one (1) A320 aircraft bearing serial number 4741, leased to Volaris by Avolon (the “Avolon Aircraft”); and

1.1.3.	The eight (8) V2527E-A5 Engines bearing serial numbers V15912, V15917, V15946, V15954, V15934, V15955, V16042 and V16050 installed on the four (4) Aircraft numbers 13, 14, 15, and 16 from the initial Vuela purchase agreement order to be delivered in accordance with Exhibit B-1 of the Support Contract (the “2006 Purchased Aircraft”); and

1.1.4.	The six (6) V2524-A5 Engines bearing serial numbers V11736, V11741, V12778, V12759, V12697, and V12701, which were originally installed on Airbus A319 aircraft bearing manufacturer’s serial numbers 2296, 3317, and 3252 leased to Volaris by CIT Aerospace International (the “CIT Short Term Leased Aircraft”); and

1.1.5.	The two (2) V2527-A5 Engines bearing serial numbers V11674 and V11672, which will be upgraded by Volaris or its lessor to V2527E-A5 Engines in 2012 and which were originally installed on Airbus A320 aircraft bearing serial number 2204 leased to Volaris by Macquarie Air Finance (the “Macquarie Short Term Leased Aircraft”); and

1.1.6.	The four (4) V2527-A5 Engines bearing serial numbers V12957, V12961, V12938 and V12972, which will be upgraded by Volaris or its lessor to V2527E-A5 Engines in 2012 at its cost, originally installed on Airbus A320 aircraft bearing serial number 3524 and 3543 leased to Volaris by Amentum Aircraft Leasing (the “Amentum Short Term Leased Aircraft,” and, together with the CIT Short Term Leased Aircraft and the Macquarie Short Term Leased Aircraft, the “Short Term Leased Aircraft”).

1.2.	Upon execution of this Side Letter No. 3, each of the Incremental Engines shall be treated for all purposes as Eligible Engines in accordance with the FHA except as set forth in this Side Letter No. 3.

1.3.	“Engine Shop Visit Condition(s)” shall mean, for each Eligible Engine, the Restoration Shop Visit entry conditions specified in Exhibit J.

1.4.	“Lease Return Condition(s)” shall mean, for each Eligible Engine, the lease return conditions specified in Exhibit I.

1.5.	“Lease Return Date” shall mean, for each Eligible Engine, the lease return date specified in Exhibit A.

1.6.	Clause 1.3, Aircraft Definition, of the FHA is hereby deleted in its entirety and replaced with the following:

“1.3	“Aircraft” shall mean all or each of

1.3.1	the thirty (30) Firm Aircraft to be delivered in accordance with the schedule set forth in Exhibit B-1 of the Support Contract as such delivery schedule may be amended from time to time; and

1.3.2	the four (4) Additional Aircraft (as defined in Side Letter No. 1 to the FHA); and

1.3.3	the four (4) Leased Aircraft (as defined in Side Letter No. 2 to the FHA); and

1.3.4

the one (1) leased A320 Aircraft (bearing manufacturing serial number 3672) leased to Volaris by Wells Fargo (hereby added to the definition of Leased Aircraft as set forth in Side Letter No. 2) and delivered to

Volaris in November 2008 with two (2) Engines (bearing serial numbers V13073 and V13079 and hereby added to the definitions of Leased Engines as defined by Side Letter No. 2) that were included in Exhibit A by Amendment No. 1 to the FHA; and

1.3.5	the two (2) 2010 Leased Aircraft (as defined in this Side Letter No. 3); and

1.3.6	the one (1) Avolon Aircraft (defined in this Side Letter No. 3); and

1.3.7	the six (6) Short Term Leased Aircraft (as defined in this Side Letter No. 3).”

1.7.	If Vuela leases additional V2500-A5 powered A320 family aircraft in the ordinary course of business, IAE and Vuela shall consider adding such aircraft to the FHA under mutually agreeable terms and conditions.

1.8.	Clause 1.6, Aviation Authority, of the FHA is hereby deleted in its entirety and replaced with the following:

“1.6	“Aviation Authority” shall mean: (i) the United States Federal Aviation Administration and (ii) the European Aviation Safety Agency.”

1.9.	Clause 1.16, Eligible Removal, of the FHA is hereby deleted in its entirety and replaced with the following:

“1.16	“Eligible Removal” shall mean the necessary removal of an Eligible Engine from an Aircraft during the Period of Cover following all reasonable and appropriate line maintenance actions and troubleshooting in accordance with the AMM and IAE Technical Services’ recommendations, where such removal is due to (i) exceedance of AMM limits for continued operation as mutually agreed by Vuela and IAE to be necessary (such agreement not to be unreasonably withheld); (ii) Life Limited Parts time expiry, provided the last Shop Visit for the Eligible Engine was performed by IAE during the Period of Cover; (iii) the written recommendation of IAE, which includes the technical reason for the removal; (iv) meet the Lease Return Conditions for such Eligible Engine; or (v) meet the Engine Shop Visit Conditions for such Eligible Engine.”

1.10.	Clause 1.32, Restoration Shop Visit, of the FHA is hereby deleted in its entirety and replaced with the following:

“1.32	“Restoration Shop Visit” shall mean any visit of an Eligible Engine to the Maintenance Center(s) following an Eligible Removal to (i) accomplish Engine performance restoration, (ii) meet Lease Return Conditions, or (iii) meet Engine Shop Visit Conditions sufficient to make the Eligible Engine serviceable in accordance with the then current revision of the MMP for the relevant Engine (or any successor to such MMP), IAE technical publications, Airworthiness Directives, and other IAE and Airworthiness Authority approved maintenance procedures, and which, as a minimum, includes a Level 3 refurbishment of the combustor and high pressure turbine.”

1.10	Clause 1.26, “Maintenance Center”, of the FHA is hereby deleted in its entirety and replaced with the following:

“1.26	“Maintenance Center” shall mean any of the IAE shareholder maintenance center(s) designated by IAE and agreed by Vuela (such agreement not to be unreasonably withheld, conditioned, or delayed) from time to time to perform services under this Agreement and which is approved by the Aviation Authority and DGAC as a certified repair station, provided that Vuela has met its obligations to obtain Aviation Authority and DGAC approval under Clause 4.3. Notwithstanding the foregoing, IAE shall promptly provide Vuela with any and all necessary information reasonably requested by Vuela in order to meet the requirements of the Aviation Authority and DGAC, provided that IAE shall not bear any significant additional costs and/or liabilities in connection with obtaining and providing such information.”

2. Period of Cover

Clauses 3.1 through Clause 3.4 are hereby stricken in their entirety and replaced with the following:

“3.1	FHA coverage and payment as set forth in this Agreement will begin for each Eligible Engine as of the date of each Engine’s initial entry into service, except for the Incremental Engines, which will begin FHA coverage and payment as set forth in this Agreement as of May 2012, and will remain in force and effect for each Eligible Engine until the Lease Return Date for each such Eligible Engine as detailed in Exhibit A; provided, however, that (i) such FHA coverage will include no more than two Restoration Shop Visits and will include Miscellaneous Shop Visit coverage until the Lease Return Date after the second Restoration Shop Visit; and (ii) if Vuela has extended its lease return date for such Eligible Engine with its lessor and if Vuela provides notice of the same to IAE in writing at least six (6) months prior to the Lease Return Date, IAE shall extend the coverages for an Eligible Engine as set forth in this FHA for up to twenty-four (24) months from the Lease Return Date (the “Lease Return Extension Period”).

Notwithstanding any other provision of this Agreement to the contrary, in the event that the coverages for Eligible Engines as set forth in this FHA are extended as per this Clause 3.1(i) and (ii) and, as a result, an Eligible Engine experiences a second Restoration Shop Visit that would not have otherwise been required but for Vuela’s election to extend the FHA term through the Lease Return Extension Period, such Restoration Shop Visit shall not be covered under the FHA and shall be considered Excess Work.

For the purposes of clarity, a Restoration Shop Visit that would have been required before Vuela extended the actual lease return date for an Eligible Engine pursuant to (ii) above and that occurs during the Lease Return Extension Period shall continue to be a Restoration Shop Visit covered under the FHA.

3.2	In the event that (i) Vuela’s actual or contemplated Eligible Engine thrust ratings, lease return conditions, lease return dates, or engine shop visit conditions for Eligible Engines change relative to those set forth in Exhibit A, Exhibit I, or Exhibit J or (ii) Vuela ceases operation of an Aircraft and associated Engines during the period of cover set forth in Clause 3.1 (the changes described Section 3.2(i) and (ii) shall collectively be referred to as “Operational Changes”), Vuela shall notify IAE in writing of any such Operational Changes within sixty (60) days of Vuela’s knowledge of such Operational Changes. IAE shall then notify Vuela in writing within thirty (30) days of what adjustments, if any, to the FHA Rates set forth herein are required to incorporate and amend the FHA coverage set forth in this Agreement to include such Operational Changes and eliminate any negative impact of such Operational Changes to IAE. The Parties will then mutually agree within ninety (90) days to either (x) incorporate and amend the FHA coverage set forth in this Agreement to include such Operational Changes and make reasonable adjustments to the FHA Rates set forth herein to eliminate any negative impact of such Operational Changes to IAE or (y) leave the FHA coverage and FHA Rates unchanged.

3.3	Notwithstanding Clause 3.1, if at the time of the first Restoration Shop Visit of an Eligible Engine (i) Vuela instructs IAE to build such Eligible Engine for fewer LLP cycles than required for a full run as specified in the eMMP; and (ii) IAE and Vuela mutually agree prior to such Eligible Engine’s induction that a second Restoration Shop Visit for such Eligible Engine should not be required due to LLP time expiry or to satisfy Lease Return Conditions or Engine Shop Visit Conditions based on a reasonable and good faith interpretation of past and expected future operational data; and (iii) such Eligible Engine subsequently requires a second Restoration Shop Visit due to LLP time expiry or to satisfy Lease Return Conditions or Engine Shop Visit Conditions, then such second Restoration Shop Visit shall be ineligible for coverage under the FHA Rates and will be charged as Excess Work. For the purposes of clarity, if IAE and Vuela mutually agree at the time of the first Restoration Shop Visit of an Eligible Engine that a second Restoration Shop Visit for such Eligible Engine will be required due to LLP time expiry or to satisfy Lease Return Conditions or Engine Shop Visit Conditions based on a reasonable and good faith interpretation of past and expected future operational data pursuant to (ii) above, then such second Restoration Shop Visit shall be covered under the FHA.”

3. Shop Visit Coverage

3.1	Clause 4.1.6 is hereby stricken in its entirety and replaced with the following:

“4.1.6	provide Shop Visit documentation as follows:

a)	serviceability tag FAA Form 8130-3 or -4, as applicable, and FAA Form 337;

b)	a shop findings report on the services accomplished, including a report stating any damage detected and repairs accomplished;

c)	a list of all Service Bulletins and Airworthiness Directives incorporated;

d)	a list of all LLPs with associated times and cycles since new;

e)	test cell performance data;

f)	a list of Accessories by serial number; and

g)	traceability and back-to-birth documentation for any LLPs replaced during a Shop Visit.”

3.2	A new Clause 4.3 is hereby added to the FHA as follows:

“4.3

IAE acknowledges that Vuela’s preferred Maintenance Center is ****and will allocate at least seventy percent (70%) of Restoration Shop Visits for Eligible Engines to **** for any given two (2) consecutive calendar year period provided (i) there is an induction slot available at **** at the planned date of the Restoration Shop Visit; (ii) **** maintains, at all times, the level of key performance metrics, including TAT and quality, specified in agreements between IAE and ****; and (iii) **** remains a Maintenance Center within IAE’s aftermarket network of maintenance providers. Vuela shall maintain, at all times, approval from the Aviation Authority and DGAC for **** and at least two additional IAE shareholder maintenance centers as certified repair centers. Notwithstanding the foregoing, IAE shall promptly provide Vuela with any and all necessary information reasonably requested by Vuela in order to meet the requirements of the Aviation Authority and DGAC provided that IAE shall not bear any significant additional costs and/or liabilities in connection with obtaining and providing such information.”

“3.3	A new Clause 4.4 is hereby added to the FHA as follows:

“4.4	If Vuela believes that the Maintenance Center is responsible for continual and/or repetitive breaches of the quality, turnaround time and/or workmanship commitments in this FHA, Vuela shall notify IAE in writing providing full details accompanied by any supporting evidence. Within ten (10) business days of receipt of such notice from Vuela, Vuela and IAE will agree upon a date, time and place whereby senior management representatives from IAE and Vuela will meet to review such claim and supporting evidence. Should IAE agree with Vuela’s claim, then within ten (10) business days of such meeting, IAE shall arrange to conduct an audit of the Maintenance Center in light of Vuela’s claim and make appropriate recommendations. Should the Maintenance Center fail to comply with IAE’s recommendations, if any, within thirty (30) days or fail to achieve a consistent improvement in quality, turnaround time, and/or workmanship, as the case may be, as soon as reasonably practicable after receipt of IAE’s recommendations, Vuela shall have the right to change the designated Maintenance Center under this FHA.”

4. Lease Engine Support

4.1.	All references within Clause 5 of the FHA to IAE’s Standard Terms of Business for Lease (“STOBL”) are hereby stricken and replaced with the “the International Air Transport Association (“IATA”)”.

4.2.	Clause 5.2 is hereby stricken in its entirety and replaced with the following:

“5.2	IAE’s obligation to provide such V2500-A5 lease Engine to Vuela is contingent on Vuela being in compliance with its obligations under Clause 9 and Vuela demonstrating the availability of reasonably sufficient Spare Engines, Accessories, components and Parts to maintain proper support of the Eligible Engines, including (i) at least a ****Spare Engine to installed Engine ratio and at least a total of ****available Spare Engines starting on ****, (ii) at least a ****Spare Engine to installed Engine ratio and at least a total of ****Spare Engines starting on ****, and (iii) at least an ****Spare Engine to installed engine ratio and at least ****Spare Engines starting on ****. The Spare Engine availability requirement is summarized as follows:

	January 1, 2012	January 1, 2013	January 1, 2014
Spare Engine to installed Engine ratio	Six percent (6%)	Seven percent (7%)	Eight percent (8%)
Minimum number of available Spare Engines	Five (5)	Five (5)	Six (6)

Notwithstanding the foregoing, IAE shall not be obligated to waive the daily rental fee for an emergency lease pool Engine under Clause 5.1 if Vuela does not have at least an ****Spare Engine to installed Engine ratio and a minimum of six (6) available Spare Engines at the time of the AOG situation. The IAE emergency lease pool Engine daily rental fee for the calendar year 2012 is **** per day for a V2524-A5 engine and ****per day for a V2527-A5 engine, V2527M-A5 engine, or V2527E-A5 engine in January 2012 U.S. dollars. The IAE emergency lease pool Engine daily rental fee is subject to change by IAE starting in January 2014.”

5. General Fleet Hour Agreement Services

Clause 7.1 is hereby stricken in its entirety and replaced with the following:

“7.1	A customized MMP for the Eligible Engines will be produced for Vuela by IAE in consultation with Vuela, taking into account the specifics of the operation of the Aircraft and Eligible Engines. The MMP shall be determined in good faith and on a nondiscriminatory basis by IAE, and approved by Vuela (such approval not to be unreasonably withheld or delayed). The MMP shall establish maintenance requirements including LLP management, incorporation of applicable Service Bulletins and Aviation Authority Airworthiness Directive requirements and Eligible Engine removal planning. IAE will manage the Eligible Engines’ maintenance requirements to maximize the usage of LLPs to the extent required to satisfy the Lease Return Dates, Lease Return Conditions and Engine Shop Visit Conditions as specified in this Side Letter No. 3.”

6. FHA Rates and Payment

Clause 10.1 is hereby stricken in its entirety and replaced with the following:

“10.1	FHA Rates

10.1.1	The FHA Rate per Eligible Engine Flight Hour for Restoration Shop Visit Coverage during the Period of Cover for Eligible Engines on A319 and A320 Aircraft shall be as follows:

Engine/Derate At RSV 1 At RSV2
****

IAE shall invoice Volaris at induction of the Eligible Engine into the Maintenance Center for a Restoration Shop Visit, an amount equal to the above applicable FHA Rate (escalated in accordance with Clause 10.2)

multiplied by the Eligible Engine Flight Hours flown by such Eligible Engine since new or if the Eligible Engine has had a prior Restoration Shop Visit, since its last Restoration Shop Visit. The above FHA Rates are subject to adjustment in accordance with the provisions of Exhibit H and Clause 3.2 to the extent applicable.

10.1.2	The FHA Rate for Miscellaneous Shop Visit Coverage shall be ****per Eligible Engine Flight Hour during the Period of Cover. IAE shall invoice Vuela on a monthly basis in an amount equal to the FHA Rate for Miscellaneous Shop Visit Coverage (escalated in accordance with Clause 10.2) multiplied by the Eligible Engine Flight Hours flown in the previous month by Eligible Engines within their respective Periods of Cover.

10.1.3	Notwithstanding Clause 10.1.1, for the first Restoration Shop Visit for the Eligible Engines listed in Exhibit K only, IAE shall invoice Vuela at induction of each such Eligible Engine into the Maintenance Center for its first Restoration Shop Visit an amount equal to (i) the FHA Rate Specified in this Clause 10.1.3 (escalated in accordance with Clause 10.2) multiplied by the number of Eligible Engine Flight Hours specified for such Eligible Engine in Exhibit K (“Pre-Side Letter No. 3 Flight Hours”) plus (ii) the applicable “At RSV1” FHA Rate specified in Clause 10.1.1 (escalated in accordance with Clause 10.2) multiplied by the Eligible Engine Flight Hours flown by such Eligible Engine since new less the number of Pre-Side Letter No. 3 Flight Hours for such Eligible Engine.

Engine/Derate	At RSV 1

*****	*****

*****	*****

*****	*****

The above FHA Rates are subject to adjustment in accordance with the provisions of Exhibit H and Clause 3.2 to the extent applicable.

10.2	All FHA Rates in Clause 10.1 shall be paid in accordance with Clause 10.6.1 below, and are subject to escalation from the base month of January 2012 to the date of calculation of the applicable FHA Rate invoice in accordance with the formula set forth in Exhibit B.”

7. General Conditions

Clause 10.5, General Conditions, is hereby stricken in its entirety and replaced with the following:

“10.5	General Conditions

The FHA Rates are predicated upon Vuela:

10.5.1	maintaining within its fleet of Aircraft an annual average flight cycle length of 1.82 hours per cycle (calculated from the moment the wheels of an Aircraft, on which any Eligible Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

10.5.2	maintaining an average engine thrust derate ******** relative to the V2527M-A5 and V2527E-A5 thrust rating, **** relative to the V2524-A5 thrust rating, or **** relative to the V2522-A5 thrust rating, as applicable;

10.5.3	maintaining an average ambient temperature for take-off no greater than ISA ****; and

10.5.4	taking delivery of all of the Aircraft and Spare Engines in accordance with the schedule set forth in Exhibit B of the Support Contract, as such delivery schedule may be amended from time to time in accordance with the Support Contract.

IAE may make adjustments to the FHA Rates as set forth in Exhibit H, if there is a change in any of the operational conditions set forth in Clauses 10.5.1 through 10.5.3.”

8. Payment Grace Period

Clause 10.6.4 is hereby stricken in its entirety and replaced with the following:

“10.6.4	Should Vuela fail to make any payment to IAE required as set forth in this Clause 10, then, notwithstanding any rights which IAE may have in contract or in law, IAE reserves the right to assess interest on such late payment at the rate of **** of the outstanding amount per month from the date the payment was due to be made until the date such payment is received by IAE; provided, however, that IAE shall not charge Vuela interest on any such late payment for the Restoration Shop Visit FHA Rates specified under Clause 10.1.1 until thirty (30) days after the payment came due.”

9. Escalation Protection

The first paragraph of Clause 11 is hereby stricken in its entirety and replaced with the following:

“Except as otherwise noted to the contrary, for the period beginning January 1, 2006 and for the term of this FHA (the “Cap Period”), IAE agrees to cap escalation for all credits, FHA Rates, and other items escalated in accordance with the formula in Exhibit B (“Base Amounts”) at a cumulative rate of ****, compounding annually, provided that for any year in which escalation exceeds ****over the previous year, such escalation overage above ****shall be shared ****by IAE and ****by Volaris as follows:”

10. Restoration Shop Visits

For a Restoration Shop Visit necessary to meet the Lease Return Condition of an Eligible Engine, such Restoration Shop Visit shall not occur more than one hundred and twenty (120) days prior to the Lease Return Date for such Eligible Engine provided that an induction slot in a Maintenance Center is available within such one hundred and twenty (120) day period.

11. Used Additional Engines – Specific Provisions

Notwithstanding any provisions in the FHA to the contrary, for the purpose of determining the FHA Rate per Eligible Engine Flight Hour for Restoration Shop Visit Coverage during the Period of Cover for the Eligible Engines bearing serial numbers V12557 and V12636, each such Eligible Engine shall be considered to have already completed one Restoration Shop Visit. Accordingly, the applicable “At RSV 2” rate specified in Clause 10.1.1 shall apply for the next Restoration Shop Visit of each such Eligible Engine.

12. Used Additional Engines – Specific Provisions

Notwithstanding any provisions in the FHA to the contrary, the Used Additional Engines with engine serial numbers V10645, V10648, V10657, and V10660 shall be considered to have already completed two Restoration Shop Visits. Accordingly, such Used Additional Engines shall not be eligible for any additional Restoration Shop Visits under the FHA.

13. Incremental Engines – Specific Provisions

Notwithstanding any provisions in the FHA to the contrary and for the avoidance of doubt, with respect to the Incremental Engines, the following shall apply:

For the purpose of calculating all invoices for Incremental Engines under Clause 10.1.1 of the FHA, IAE shall invoice Vuela an amount equal *****. Such FHA Rates are subject to adjustment in accordance with the provisions of Exhibit H of the FHA to the extent applicable, based on the operational parameters of the Incremental Engines.

14. New Aircraft Exclusivity

This Side Letter No. 3 is subject to Vuela and IAE terminating, in writing, and to the mutual satisfaction of Vuela and IAE, the aircraft exclusivity provisions of (i) Clause 2.2.1 of Amendment No. 1 to the V2500 General Terms of Sale between IAE and Vuela dated December 13, 2006 (as amended from time to time) (the “GTA”) and (ii) Clause 1.1.2 of Amendment No. 1 to Side Letter No. 1 of the GTA no later than July 31, 2012. In the event that Vuela and IAE do not reach an agreement by such date, this Side Letter No. 3 shall null and void.

15. Eligible Engine List

Exhibit A to the FHA is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto as Appendix 1.

16. Used Additional Engine List

Appendix 2 to Side Letter No. 1 to the FHA is hereby deleted in its entirety and replaced with the revised Appendix 2 attached hereto.

17. Lease Return Conditions

Exhibit I, Eligible Engine Lease Return Conditions, is hereby added to the FHA and is attached hereto as Appendix 3.

18. Engine Shop Visit Conditions

Exhibit J, Eligible Engine Shop Visit Conditions, is hereby added to the FHA and is attached hereto as Appendix 4.

19. Pre-Side Letter No. 3 Flight Hours

Exhibit K, Pre-Side Letter No. 3 Flight Hours, is hereby added to the FHA and is attached hereto as Appendix 5.

Except as expressly amended by this Side Letter No. 3, all provisions of the FHA remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V.

/s/ William Gorton	/s/ Fernando Suárez Gerard
Name William Gorton	Name Fernando Suárez Gerard

Commercial Director	CFO
Title	Title

June 1, 2012
Date	Date

/s/ Holger Blankenstein
Name Holger Blankenstein

CCO
Title

May 31, 2012
Date

Appendix 1

Exhibit A

Eligible Engine List

Engine No.	Thrust Rating	ESN	Aircraft Tail Number	Aircraft Serial Number	EIS Date	Delivery date to Volaris	Lease Return Date
1	V2524-A5	V12891	N502VL	3463	18-Apr-08	18-Apr-08	18-Apr-18
2	V2524-A5	V12908	N503VL	3491	21-Apr-08	21-Apr-08	21-Apr-18
3	V2524-A5	V13000	N504VL	3590	22-Jul-08	22-Jul-08	22-Jul-18
4	V2524-A5	V12893	N502VL	3463	18-Apr-08	18-Apr-08	18-Apr-18
5	V2524-A5	V12912	N503VL	3491	21-Apr-08	21-Apr-08	21-Apr-18
6	V2524-A5	V13002	N504VL	3590	22-Jul-08	22-Jul-08	22-Jul-18
7	V2524-A5	V10660	N473TA	1140	29-Nov-99	08-Jun-06	29-Mar-13
8	V2524-A5	V10657	N474TA	1159	13-Mar-00	19-Jan-06	27-Mar-13
9	V2524-A5	V10645	N473TA	1140	29-Nov-99	06-Feb-06	29-Mar-13
10	V2524-A5	V10648	N474TA	1159	13-Mar-00	19-Jan-06	27-Mar-13
11	V2524-A5	V12144	XA-VOI	2657	01-Mar-06	01-Mar-06	01-Mar-18
12	V2524-A5	V12170	XA-VOL	2666	01-Mar-06	01-Mar-06	28-Feb-18
13	V2524-A5	V12146	XA-VOI	2657	01-Mar-06	01-Mar-06	01-Mar-18
14	V2524-A5	V12172	XA-VOL	2666	01-Mar-06	01-Mar-06	28-Feb-18
15	V2527E-A5	V13073	XA-VON	3672	10-Nov-08	10-Nov-08	09-Nov-16
16	V2527E-A5	V13079	XA-VON	3672	10-Nov-08	10-Nov-08	09-Nov-16
17	V2527E-A5	V13051	XA-VOM	3624	09-Oct-08	09-Oct-08	09-Oct-14
18	V2527E-A5	V13053	XA-VOM	3624	09-Oct-08	09-Oct-08	09-Oct-14
19	V2527E-A5	V16154	N509VL	5062	29-Mar-12	29-Mar-12	29-Mar-23
20	V2527E-A5	V16151	N509VL	5062	29-Mar-12	29-Mar-12	29-Mar-23
21	V2527E-A5	TBD	TBD	TBD	Jun-12	Jun-12	Jun-23
22	V2527E-A5	TBD	TBD	TBD	Jun-12	Jun-12	Jun-23
23	V2527E-A5	TBD	TBD	TBD	Jun-12	Jun-12	Jun-23
24	V2527E-A5	TBD	TBD	TBD	Jun-12	Jun-12	Jun-23
25	V2527E-A5	TBD	TBD	TBD	Sep-12	Sep-12	Sep-23
26	V2527E-A5	TBD	TBD	TBD	Sep-12	Sep-12	Sep-23
27	V2527E-A5	TBD	TBD	TBD	Oct-12	Oct-12	Oct-23
28	V2527E-A5	TBD	TBD	TBD	Oct-12	Oct-12	Oct-23
29	V2527E-A5	TBD	TBD	TBD	Oct-12	Oct-12	Oct-23
30	V2527E-A5	TBD	TBD	TBD	Oct-12	Oct-12	Oct-23

Engine No.	Thrust Rating	ESN	Aircraft Tail Number	Aircraft Serial Number	EIS Date	Delivery date to Volaris	Lease Return Date
31	V2527E-A5	TBD	TBD	TBD	Nov-12	Nov-12	Nov-23
32	V2527E-A5	TBD	TBD	TBD	Nov-12	Nov-12	Nov-23
33	V2527M-A5	V12886	XA-VOK	3450	28-Mar-08	28-Mar-08	27-Mar-15
34	V2527M-A5	V12532	XA-VOD	3045	15-Mar-07	15-Mar-07	14-Sep-16
35	V2527M-A5	V12545	XA-VOD	3045	15-Mar-07	15-Mar-07	14-Sep-16
36	V2527M-A5	V12557	XA-VOE	3069	16-Mar-07	16-Mar-07	15-Sep-16
37	V2527M-A5	V12559	XA-VOE	3069	16-Mar-07	16-Mar-07	15-Sep-16
38	V2527M-A5	V12706	XA-VOH	3253	21-Sep-07	21-Sep-07	20-Mar-17
39	V2527M-A5	V12708	XA-VOH	3253	21-Sep-07	21-Sep-07	20-Mar-17
40	V2527M-A5	V12728	XA-VOJ	3279	19-Oct-07	19-Oct-07	18-Apr-17
41	V2527M-A5	V12736	XA-VOJ	3279	19-Oct-07	19-Oct-07	18-Apr-17
42	V2527M-A5	V12883	XA-VOK	3450	28-Mar-08	28-Mar-08	27-Mar-15
43	V2527M-A5	V12472	N501VL	2979	19-Jan-07	19-Jan-07	18-Jan-19
44	V2527M-A5	V12487	N501VL	2979	19-Jan-07	19-Jan-07	18-Jan-19
45	V2527M-A5	V13093	XA-VOO	3705	13-Nov-08	13-Nov-08	13-Nov-14
46	V2527M-A5	V13095	XA-VOO	3705	13-Nov-08	13-Nov-08	13-Nov-14
47	V2527M-A5	V12274	XA-VOA	2771	30-May-06	30-May-06	29-May-18
48	V2527M-A5	V12278	XA-VOA	2771	30-May-06	30-May-06	29-May-18
49	V2527M-A5	V12286	XA-VOB	2780	30-May-06	30-May-06	29-May-18
50	V2527M-A5	V12288	XA-VOB	2780	30-May-06	30-May-06	29-May-18
51	V2527M-A5	V12476	XA-VOC	2997	17-Jan-07	17-Jan-07	16-Jan-19
52	V2527M-A5	V12490	XA-VOC	2997	17-Jan-07	17-Jan-07	16-Jan-19
53	V2527M-A5	V12561	XA-VOF	3077	28-Mar-07	28-Mar-07	30-Sep-16
54	V2527M-A5	V12563	XA-VOF	3077	28-Mar-07	28-Mar-07	30-Sep-16
55	V2527M-A5	V12636	XA-VOG	3175	22-Jun-07	22-Jun-07	31-Mar-17
56	V2527M-A5	V12638	XA-VOG	3175	22-Jun-07	22-Jun-07	31-Mar-17
57	V2527E-A5	TBD	TBD	TBD	Mar-13	Mar-13	Mar-24
58	V2527E-A5	TBD	TBD	TBD	Mar-13	Mar-13	Mar-24
59	V2527E-A5	TBD	TBD	TBD	Mar-13	Mar-13	Mar-24
60	V2527E-A5	TBD	TBD	TBD	Mar-13	Mar-13	Mar-24

Engine No.	Thrust Rating	ESN	Aircraft Tail Number	Aircraft Serial Number	EIS Date	Delivery date to Volaris	Lease Return Date
61	V2527E-A5	TBD	TBD	TBD	May-13	May-13	May-24
62	V2527E-A5	TBD	TBD	TBD	May-13	May-13	May-24
63	V2527E-A5	TBD	TBD	TBD	Jun-13	Jun-13	Jun-24
64	V2527E-A5	TBD	TBD	TBD	Jun-13	Jun-13	Jun-24
65	V2527E-A5	TBD	TBD	TBD	Sep-13	Sep-13	Sep-24
66	V2527E-A5	TBD	TBD	TBD	Sep-13	Sep-13	Sep-24
67	V2527E-A5	TBD	TBD	TBD	Mar-14	Mar-14	Mar-25
68	V2527E-A5	TBD	TBD	TBD	Mar-14	Mar-14	Mar-25
69	V2527E-A5	TBD	TBD	TBD	May-14	May-14	May-25
70	V2527E-A5	TBD	TBD	TBD	May-14	May-14	May-25
71	V2524-A5	V11736	XA-VOR	2296	01-Oct-04	19-Nov-10	18-Mar-14
72	V2524-A5	V11741	XA-VOR	2296	01-Oct-04	19-Nov-10	18-Mar-14
73	V2524-A5	V12697	XA-VOS	3252	20-Nov-07	01-Dec-10	14-Sep-13
74	V2524-A5	V12701	XA-VOS	3252	20-Nov-07	01-Dec-10	14-Sep-13
75	V2524-A5	V12778	XA-VOT	3317	19-Sep-07	24-Nov-10	23-Nov-13
76	V2524-A5	V12759	XA-VOT	3317	19-Sep-07	24-Nov-10	23-Nov-13
77	V2527E-A5	V15912	N505VL	4798	28-Jul-11	28-Jul-11	28-Jul-22
78	V2527E-A5	V15917	N505VL	4798	28-Jul-11	28-Jul-11	28-Jul-22
79	V2527E-A5	V15934	N507VL	4832	08-Sep-11	08-Sep-11	08-Sep-22
80	V2527E-A5	V15946	N506VL	4828	29-Sep-11	29-Sep-11	29-Sep-22
81	V2527E-A5	V15954	N506VL	4828	29-Sep-11	29-Sep-11	29-Sep-22
82	V2527E-A5	V15955	N507VL	4832	08-Sep-11	08-Sep-11	08-Sep-22
83	V2527E-A5	V16042	N508VL	4950	13-Dec-11	13-Dec-11	13-Dec-22
84	V2527E-A5	V16050	N508VL	4950	13-Dec-11	13-Dec-11	13-Dec-22
85	V2527E-A5	V15855	XA-VOX	4741	23-Jun-11	23-Jun-11	22-Jun-22
86	V2527E-A5	V15857	XA-VOX	4741	23-Jun-11	23-Jun-11	22-Jun-22
87	V2527E-A5	V11674	XA-VOU	2204	25-Jun-04	14-Apr-11	22-May-15
88	V2527E-A5	V11672	XA-VOU	2204	25-Jun-04	14-Apr-11	22-May-15
89	V2527E-A5	V12957	XA-VOV	3524	19-Jun-08	24-May-11	24-May-16
90	V2527E-A5	V12961	XA-VOV	3524	19-Jun-08	24-May-11	24-May-16

Engine No.	Thrust Rating	ESN	Aircraft Tail Number	Aircraft Serial Number	EIS Date	Delivery date to Volaris	Lease Return Date
91	V2527E-A5	V12938	XA-VOW	3543	08-Jul-08	10-Jun-11	10-Jun-16
92	V2527E-A5	V12972	XA-VOW	3543	08-Jul-08	10-Jun-11	10-Jun-16
93	V2527M-A5	V15528	XA-VOP	4403	05-Aug-10	05-Aug-10	04-Aug-16
94	V2527M-A5	V15543	XA-VOP	4403	05-Aug-10	05-Aug-10	04-Aug-16
95	V2527M-A5	V15557	XA-VOQ	4422	26-Aug-10	26-Aug-10	25-Aug-16
96	V2527M-A5	V15554	XA-VOQ	4422	26-Aug-10	26-Aug-10	25-Aug-16
S1	V2527M-A5	V12285	NA	NA	02-Oct-07	01-Mar-06	27-Apr-18
S2	V2527M-A5	V12671	NA	NA	03-Nov-09	09-Jun-07	28-Feb-13
S3	V2527M-A5	V13063	NA	NA	12-May-10	31-Aug-08	21-Oct-13
S4	V2527E-A5	V13183	NA	NA	02-Jul-10	01-Nov-09	13-Jul-17
S5	V2527E-A5	V16007	NA	NA	22-Feb-12	01-Sep-11	29-Sep-17
S6	V2527E-A5	Spare 6	NA	NA	TBD	TBD	TBD

Appendix 2

The Used Additional Aircraft delivered to Vuela as follows:

ESN	Delivered to Vuela
V10657	29-Jan-06
V10648	29-Jan-06
V10645	16-Feb-06
V10660	16-Feb-06

Appendix 3

Exhibit I

Eligible Engine Lease Return Conditions

				Lease Return Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and FC remaining at Lease Return Date	Maximum Engine FH and FC since last Restoration Shop Visit at Lease Return Date	Maximum LLP FC since last Restoration Shop Visit	LLP FH and FC remaining at Lease Return Date
1	V2524-A5	V12891	3463	4000FH & 3500FC	NA	NA	4000 FC
2	V2524-A5	V12908	3491	4000FH & 3500FC	NA	NA	4000 FC
3	V2524-A5	V13000	3590	4000FH & 3500FC	NA	NA	4000 FC
4	V2524-A5	V12893	3463	4000FH & 3500FC	NA	NA	4000 FC
5	V2524-A5	V12912	3491	4000FH & 3500FC	NA	NA	4000 FC
6	V2524-A5	V13002	3590	4000FH & 3500FC	NA	NA	4000 FC
7	V2524-A5	V10660	1140	6000FH & 4500FC	NA	7500 FC	4500 FC
8	V2524-A5	V10657	1159	6000FH & 4500FC	NA	7500 FC	4500 FC
9	V2524-A5	V10645	1140	6000FH & 4500FC	NA	7500 FC	4500 FC
10	V2524-A5	V10648	1159	6000FH & 4500FC	NA	7500 FC	4500 FC
11	V2524-A5	V12144	2657	NA	3000FH	NA	8000 FC
12	V2524-A5	V12170	2666	NA	3000FH	NA	8000 FC
13	V2524-A5	V12146	2657	NA	3000FH	NA	8000 FC
14	V2524-A5	V12172	2666	NA	3000FH	NA	8000 FC
15	V2527E-A5	V13073	3672	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
16	V2527E-A5	V13079	3672	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
17	V2527E-A5	V13051	3624	NA	10000FH & 6500FC	NA	5000 FC
18	V2527E-A5	V13053	3624	NA	10000FH & 6500FC	NA	5000 FC
19	V2527E-A5	V16154	5062	6000 FH	NA	NA	3000 FC
20	V2527E-A5	V16151	5062	6000 FH	NA	NA	3000 FC
21	V2527E-A5	TBD	TBD	6000 FH	NA	NA	3000 FC
22	V2527E-A5	TBD	TBD	6000 FH	NA	NA	3000 FC
23	V2527E-A5	TBD	TBD	6000 FH	NA	NA	3000 FC
24	V2527E-A5	TBD	TBD	6000 FH	NA	NA	3000 FC
25	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
26	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
27	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
28	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
29	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
30	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC

				Lease Return Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and FC remaining at Lease Return Date	Maximum Engine FH and FC since last Restoration Shop Visit at Lease Return Date	Maximum LLP FC since last Restoration Shop Visit	LLP FH and FC remaining at Lease Return Date
31	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
32	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
33	V2527M-A5	V12886	3450	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
34	V2527M-A5	V12532	3045	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
35	V2527M-A5	V12545	3045	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
36	V2527M-A5	V12557	3069	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
37	V2527M-A5	V12559	3069	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
38	V2527M-A5	V12706	3253	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
39	V2527M-A5	V12708	3253	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
40	V2527M-A5	V12728	3279	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
41	V2527M-A5	V12736	3279	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
42	V2527M-A5	V12883	3450	5000 FH & 3000 FC	8000FH & 4000FC	7500 FC	5000FH & 3000FC
43	V2527M-A5	V12472	2979	6000FH & 4500FC	NA	7500 FC	4500 FC
44	V2527M-A5	V12487	2979	6000FH & 4500FC	NA	7500 FC	4500 FC
45	V2527M-A5	V13093	3705	NA	10000FH & 6500FC	NA	5000 FC
46	V2527M-A5	V13095	3705	NA	10000FH & 6500FC	NA	5000 FC
47	V2527M-A5	V12274	2771	NA	3000FH	NA	8000 FC
48	V2527M-A5	V12278	2771	NA	3000FH	NA	8000 FC
49	V2527M-A5	V12286	2780	NA	3000FH	NA	8000 FC
50	V2527M-A5	V12288	2780	NA	3000FH	NA	8000 FC
51	V2527M-A5	V12476	2997	NA	3000FH	NA	8000 FC
52	V2527M-A5	V12490	2997	NA	3000FH	NA	8000 FC
53	V2527M-A5	V12561	3077	NA	3000FH & 1500FC	1500FC	NA
54	V2527M-A5	V12563	3077	NA	3000FH & 1500FC	1500FC	NA
55	V2527M-A5	V12636	3175	NA	3000FH & 1500FC	1500FC	NA
56	V2527M-A5	V12638	3175	NA	3000FH & 1500FC	1500FC	NA
57	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
58	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
59	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
60	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC

Engines 57 to 70: Lease Return Conditions will be determined at the time of such Engine’s lease agreement signature. Data included for these Engines in this Exhibit I is a target and not the final data.

				Lease Return Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and FC remaining at Lease Return Date	Maximum Engine FH and FC since last Restoration Shop Visit at Lease Return Date	Maximum LLP FC since last Restoration Shop Visit	LLP FH and FC remaining at Lease Return Date
61	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
62	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
63	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
64	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
65	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
66	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
67	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
68	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
69	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
70	V2527E-A5	TBD	TBD	8000 FH	NA	NA	6000 FC
71	V2524-A5	V11736	2296	NA	10500 FH	NA	4500 FC
72	V2524-A5	V11741	2296	NA	10500 FH	NA	4500 FC
73	V2524-A5	V12697	3252	NA	10500 FH	NA	4500 FC
74	V2524-A5	V12701	3252	NA	10500 FH	NA	4500 FC
75	V2524-A5	V12778	3317	NA	10500 FH	NA	4500 FC
76	V2524-A5	V12759	3317	NA	10500 FH	NA	4500 FC
77	V2527E-A5	V15912	4798	6000 FH	NA	NA	3000 FC
78	V2527E-A5	V15917	4798	6000 FH	NA	NA	3000 FC
79	V2527E-A5	V15934	4832	6000 FH	NA	NA	3000 FC
80	V2527E-A5	V15946	4828	6000 FH	NA	NA	3000 FC
81	V2527E-A5	V15954	4828	6000 FH	NA	NA	3000 FC
82	V2527E-A5	V15955	4832	6000 FH	NA	NA	3000 FC
83	V2527E-A5	V16042	4950	6000 FH	NA	NA	3000 FC
84	V2527E-A5	V16050	4950	6000 FH	NA	NA	3000 FC
85	V2527E-A5	V15855	4741	13000 FH & 6000 FC	NA	NA	15000 FC
86	V2527E-A5	V15857	4741	13000 FH & 6000 FC	NA	NA	15000 FC
87	V2527E-A5	V11674	2204	2000 FC	NA	NA	4500 FC
88	V2527E-A5	V11672	2204	2000 FC	NA	NA	4500 FC
89	V2527E-A5	V12957	3524	NA	7000FH & 7000FC	NA	4500 FC
90	V2527E-A5	V12961	3524	NA	7000FH & 7000FC	NA	4500 FC

Engines 57 to 70: Lease Return Conditions will be determined at the time of such Engine’s lease agreement signature. Data included for these Engines in this Exhibit I is a target and not the final data.

				Lease Return Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and FC remaining at Lease Return Date	Maximum Engine FH and FC since last Restoration Shop Visit at Lease Return Date	Maximum LLP FC since last Restoration Shop Visit	LLP FH and FC remaining at Lease Return Date
91	V2527E-A5	V12938	3543	NA	7000FH & 7000FC	NA	4500 FC
92	V2527E-A5	V12972	3543	NA	7000FH & 7000FC	NA	4500 FC
93	V2527M-A5	V15528	4403	4000 FH	8000 FH	NA	8000 FC
94	V2527M-A5	V15543	4403	4000 FH	8000 FH	NA	8000 FC
95	V2527M-A5	V15557	4422	4000 FH	8000 FH	NA	8000 FC
96	V2527M-A5	V15554	4422	4000 FH	8000 FH	NA	8000 FC
S1	V2527M-A5	V12285	NA	NA	5000 FH	1000 FC	2500 FC
S2	V2527M-A5	V12671	NA	NA	3000 FH	NA	7500 FC
S3	V2527M-A5	V13063	NA	NA	3000 FH	NA	7500 FC
S4	V2527E-A5	V13183	NA	NA	3000 FH	NA	7500 FC
S5	V2527E-A5	V16007	NA	NA	6000 FH	NA	4500 FC
S6	V2527E-A5	Spare 6	NA	6000 FH	NA	NA	3000 FC

Engine S6: Lease Return Conditions will be determined at the time of such Engine’s lease agreement signature. Data included for this Engine in this Exhibit I is a target and not the final data.

Where:

“FC” = Flight Cycles*

“FH” = Flight Hours*

“NA” = Not Applicable

“Y” = Years*

*	will be based on IAE’s relevant historical records and good faith determination at the time of the shop visit.

Appendix 4

Exhibit J

Eligible Engine Shop Visit Conditions

				Engine Shop Visit Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and Time Remaining at Restoration Shop Visit Exit	LLP FC remaining at Restoration Shop Visit Exit
1	V2524-A5	V12891	3463	NA	NA
2	V2524-A5	V12908	3491	NA	NA
3	V2524-A5	V13000	3590	NA	NA
4	V2524-A5	V12893	3463	NA	NA
5	V2524-A5	V12912	3491	NA	NA
6	V2524-A5	V13002	3590	NA	NA
7	V2524-A5	V10660	1140	NA	NA
8	V2524-A5	V10657	1159	NA	NA
9	V2524-A5	V10645	1140	NA	NA
10	V2524-A5	V10648	1159	NA	NA
11	V2524-A5	V12144	2657	NA	NA
12	V2524-A5	V12170	2666	NA	NA
13	V2524-A5	V12146	2657	NA	NA
14	V2524-A5	V12172	2666	NA	NA
15	V2527E-A5	V13073	3672	11000 FH & 3Y	7500 FC
16	V2527E-A5	V13079	3672	11000 FH & 3Y	7500 FC
17	V2527E-A5	V13051	3624	NA	NA
18	V2527E-A5	V13053	3624	NA	NA
19	V2527E-A5	V16154	5062	8000 FC	NA
20	V2527E-A5	V16151	5062	8000 FC	NA
21	V2527E-A5	TBD	TBD	NA	NA
22	V2527E-A5	TBD	TBD	NA	NA
23	V2527E-A5	TBD	TBD	NA	NA
24	V2527E-A5	TBD	TBD	NA	NA
25	V2527E-A5	TBD	TBD	NA	NA
26	V2527E-A5	TBD	TBD	NA	NA
27	V2527E-A5	TBD	TBD	NA	NA
28	V2527E-A5	TBD	TBD	NA	NA
29	V2527E-A5	TBD	TBD	NA	NA
30	V2527E-A5	TBD	TBD	NA	NA

				Engine Shop Visit Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and Time Remaining at Restoration Shop Visit Exit	LLP FC remaining at Restoration Shop Visit Exit
31	V2527E-A5	TBD	TBD	NA	NA
32	V2527E-A5	TBD	TBD	NA	NA
33	V2527M-A5	V12886	3450	11000 FH &3Y	7500 FC
34	V2527M-A5	V12532	3045	11000 FH &3Y	7500 FC
35	V2527M-A5	V12545	3045	11000 FH &3Y	7500 FC
36	V2527M-A5	V12557	3069	11000 FH &3Y	7500 FC
37	V2527M-A5	V12559	3069	11000 FH &3Y	7500 FC
38	V2527M-A5	V12706	3253	11000 FH &3Y	7500 FC
39	V2527M-A5	V12708	3253	11000 FH &3Y	7500 FC
40	V2527M-A5	V12728	3279	11000 FH &3Y	7500 FC
41	V2527M-A5	V12736	3279	11000 FH &3Y	7500 FC
42	V2527M-A5	V12883	3450	11000 FH &3Y	7500 FC
43	V2527M-A5	V12472	2979	7500 FC	NA
44	V2527M-A5	V12487	2979	7500 FC	NA
45	V2527M-A5	V13093	3705	NA	NA
46	V2527M-A5	V13095	3705	NA	NA
47	V2527M-A5	V12274	2771	NA	NA
48	V2527M-A5	V12278	2771	NA	NA
49	V2527M-A5	V12286	2780	NA	NA
50	V2527M-A5	V12288	2780	NA	NA
51	V2527M-A5	V12476	2997	NA	NA
52	V2527M-A5	V12490	2997	NA	NA
53	V2527M-A5	V12561	3077	13000 FH	NA
54	V2527M-A5	V12563	3077	13000 FH	NA
55	V2527M-A5	V12636	3175	13000 FH	NA
56	V2527M-A5	V12638	3175	13000 FH	NA
57	V2527E-A5	TBD	TBD	NA	NA
58	V2527E-A5	TBD	TBD	NA	NA
59	V2527E-A5	TBD	TBD	NA	NA
60	V2527E-A5	TBD	TBD	NA	NA

Engines 57 to 70: Engine Shop Visit Conditions will be determined at the time of such

Engine’s lease agreement signature. Data included for these Engines in this Exhibit J is a target and not the final data.

				Engine Shop Visit Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and Time Remaining at Restoration Shop Visit Exit	LLP FC remaining at Restoration Shop Visit Exit
61	V2527E-A5	TBD	TBD	NA	NA
62	V2527E-A5	TBD	TBD	NA	NA
63	V2527E-A5	TBD	TBD	NA	NA
64	V2527E-A5	TBD	TBD	NA	NA
65	V2527E-A5	TBD	TBD	NA	NA
66	V2527E-A5	TBD	TBD	NA	NA
67	V2527E-A5	TBD	TBD	NA	NA
68	V2527E-A5	TBD	TBD	NA	NA
69	V2527E-A5	TBD	TBD	NA	NA
70	V2527E-A5	TBD	TBD	NA	NA
71	V2524-A5	V11736	2296	16500 FH	8500 FC
72	V2524-A5	V11741	2296	16500 FH	8500 FC
73	V2524-A5	V12697	3252	16500 FH	8500 FC
74	V2524-A5	V12701	3252	16500 FH	8500 FC
75	V2524-A5	V12778	3317	16500 FH	8500 FC
76	V2524-A5	V12759	3317	16500 FH	8500 FC
77	V2527E-A5	V15912	4798	8000 FC	NA
78	V2527E-A5	V15917	4798	8000 FC	NA
79	V2527E-A5	V15934	4832	8000 FC	NA
80	V2527E-A5	V15946	4828	8000 FC	NA
81	V2527E-A5	V15954	4828	8000 FC	NA
82	V2527E-A5	V15955	4832	8000 FC	NA
83	V2527E-A5	V16042	4950	8000 FC	NA
84	V2527E-A5	V16050	4950	8000 FC	NA
85	V2527E-A5	V15855	4741	20000 FH	10000 FC
86	V2527E-A5	V15857	4741	20000 FH	10000 FC
87	V2527E-A5	V11674	2204	7000 FC	NA
88	V2527E-A5	V11672	2204	7000 FC	NA
89	V2527E-A5	V12957	3524	NA	NA

Engines 57 to 70: Engine Shop Visit Conditions will be determined at the time of such

Engine’s lease agreement signature. Data included for these Engines in this Exhibit J is a target and not the final data.

				Engine Shop Visit Conditions
Engine No.	Thrust Rating	ESN	Aircraft Serial Number	Engine FH and Time Remaining at Restoration Shop Visit Exit	LLP FC remaining at Restoration Shop Visit Exit
90	V2527E-A5	V12961	3524	NA	NA
91	V2527E-A5	V12938	3543	NA	NA
92	V2527E-A5	V12972	3543	NA	NA
93	V2527M-A5	V15528	4403	16500 FH	10000 FC
94	V2527M-A5	V15543	4403	16500 FH	10000 FC
95	V2527M-A5	V15557	4422	16500 FH	10000 FC
96	V2527M-A5	V15554	4422	16500 FH	10000 FC
S1	V2527M-A5	V12285	NA	NA	RSV1 8000 FC RSV2 11000 FC
S2	V2527M-A5	V12671	NA	NA	NA
S3	V2527M-A5	V13063	NA	NA	RSV1 9000 FC RSV2 11000 FC
S4	V2527E-A5	V13183	NA	NA	10000 FC
S5	V2527E-A5	V16007	NA	NA	RSV1 8000 FC RSV2 11000 FC
S6	V2527E-A5	Spare 6	NA	NA	NA

Engine S6: Engine Shop Visit Conditions will be determined at the time of such

Engine’s lease agreement signature. Data included for this Engine in this Exhibit J is a target and not the final data.

Where:

“FC” = Flight Cycles*

“FH” = Flight Hours*

“NA” = Not Applicable

“Y” = Years*

*	will be based on IAE’s relevant historical records and good faith determination at the time of the shop visit.

Appendix 5

Exhibit K

Pre-Side Letter No. 3 Flight Hours

Existing Engine No.	Engine Serial Number	Eligible Engine Flight Hours Since EIS
1	V12278	19634.62
2	V12908	11423.20
3	V12472	20999.57
4	V12487	20999.57
5	V12671	17362.67
6	V12561	15268.50
7	V12286	22982.00
8	V13073	9693.32
9	V12288	21354.00
10	V12476	20034.60
11	V12532	20196.75
12	V12545	20196.75
13	V16007	705.30
14	V12559	20093.40
15	V12883	12760.90
16	V12563	20141.60
17	V12638	18829.40
18	V12285	17194.31
19	V12274	19002.79
20	V12170	22963.73
21	V12172	22963.73
22	V12708	17919.25
23	V12706	17919.25
24	V12728	17866.50
25	V12736	17866.50
26	V13183	7380.78
27	V12886	15859.45
28	V12891	15880.90
29	V12893	15880.90
30	V13063	7888.62
31	V12912	15765.32
32	V13000	14383.45
33	V13002	14383.45
34	V13051	15131.85
35	V13053	15131.85
36	V12144	16588.21
37	V13079	14482.00
38	V13093	12892.20
39	V13095	12892.20
40	V12146	20639.52
41	V16154	160.70
42	V16151	160.70
43	V12490	16954.82